                             ==============================
                             LOOMIS SAYLES INVESTMENT TRUST
                             ==============================



                     A Family of Institutional Mutual Funds


                                              ANNUAL REPORT
                                          December 31, 1997










                                       One Financial Center
                                Boston, Massachusetts 02111
                                             (617) 482-2450
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LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

[Photo of Daniel J. Fuss]
     Daniel J. Fuss
       President

DEAR SHAREHOLDERS:
You may recall our mid-year discussion; it's time for an update.

We spoke in June about the world being a peaceful place, providing a friendly environment for investors of capital. We reviewed our global economy, surrounded by an ocean of liquidity. We commented on central banks contemplating their next monetary tactics, without the necessary political and popular support to carry them through. And we gave a play-by-play on the antics of mischievous hockey players, who add risk to the market by trying to wrest incremental return. At the time, I was struck by the truth behind an old Malaysian saying, "just because the river is quiet does not mean the crocodiles have left."

In fact, the river turned out to be full of crocodiles. Not only have many of them surfaced, they chased the hockey players and have been rather hard on some of the slower moving ones.

The upset in Asia and the brief, but powerful, upset in Latin America forced many of the hockey players off of the rink. The "yen/dollar carry trade" effect moderated, but this basic arbitrage between very low interest rates in Japan and higher rates in the dollar block countries, the United States, Canada, New Zealand and Australia, continues to attract many investors. While speculative in nature, this carry trade does lend considerable support to both the stock and bond markets in North America. "Virtual hedging", where plans are made to sell stocks when the market declines past a certain point, apparently continues unabated. This could lead to trouble at some point; so far, it has not.

Valuations are still relatively tight in the developed world, with not much return premium being paid for uncertainty. The collapse of the Asian currencies and markets has created tremendous undervaluation in emerging markets and Yankee bonds, which are bonds issued by foreign governments, but sold in the U.S. and denominated in dollars. Risks have escalated, along with potential returns.

World economic growth prospects are not as encouraging as they were. The currency and market turmoil is taking its toll. "Disinflation" is now the optimistic word for product price trends. Thus, the inflationary pressure from tighter labor markets in North America is being offset by lower product prices worldwide. Except for Canada and a few minor adjustments in anticipation of the European Monetary Union, we should not see any meaningful tightening by central banks as long as the current uncertainty continues.

There is still ample liquidity to meet investment demands. Valuation levels on U.S. equities seem high, particularly as earnings growth is likely to slow. Yet lower bond yields provide powerful support and there are some good values now available in some parts of the world.

Other than not getting too close to the river, as the crocodiles still lurk, the current environment is still a good one for investing. However, a heightened sense of caution is in order.

Thanks again for investing with us.

Sincerely,

[/s/ Daniel J. Fuss]
Daniel J. Fuss
President,
Loomis Sayles Investment Trust

LOOMIS SAYLES CALIFORNIA
TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles California Tax-Free Income Fund had a solid 1997, returning 7.3%. For the same period, the Fund's benchmark, the Lipper California Intermediate Municipal Bond Fund Index, was up 7.1%.

The Fund has shortened its average maturity during the year from 6.88 years to
5.68 years. The most attractive sector of the tax-exempt market during the second half of 1997 was the premium callable securities, offering good yields to the call dates in 2001-04. These secondary issues also enable the Fund to maintain a good current yield.

The Fund ended 1997 with an average maturity of 5.68 years and an average coupon rate of 5.81%. Quality remains high at Aa2 and less than one percent cash on hand.

Looking into 1998 we would expect to lengthen the Fund's maturity modestly, and with the flattening of the government yield curve, short and intermediate corporate issues look attractive on an after-tax basis for the portfolio.

New issues of California tax-exempt securities increased during the fourth quarter so that there were more offerings available and a better selection of secondary inventory. In total, new issues of California tax-exempt securities increased from $24.9 billion to $28 billion, a 12.45% increase, while the national volume set a new money record and increased from $183.5 billion to $220 billion, a 19.90% increase. This was less than 1992 and 1993, but those years had large refundings in their totals. While municipals remained relatively attractive when their taxable equivalent yields were considered, real rates, which fell to 4.5% to 5%, were hard for investors to get excited about, especially with equity markets in their third year of 20 plus percent performance.

Robert K. Payne is the portfolio manager for the Loomis Sayles California Tax-Free Income Fund.

Cumulative Performance
Inception(a) to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997

                                                              Since
                                                  1 year    Inception
                                                  ------    ---------
Loomis Sayles California Tax-Free Income Fund      7.3         6.3
Lipper California Intermediate Municipal Bond
  Fund Index(b)                                    7.1         6.2
Lehman Brothers Municipal Bond Index(c)            9.2         7.7

                  Loomis Sayles      Lipper California
                   California          Intermediate          Lehman Brothers
                    Tax-Free             Municipal             Municipal
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------      ---------------
As of 6/1/95        $10,000               $10,000                $10,000
Period Ended
 6/30/95              9,930                 9,920                  9,910
 9/30/95             10,190                10,200                 10,200
12/31/95             10,490                10,490                 10,620
 3/31/96             10,470                10,430                 10,490
 6/30/96             10,520                10,480                 10,570
 9/30/96             10,690                10,670                 10,810
12/31/96             10,930                10,890                 11,090
 3/31/97             10,920                10,880                 11,060
 6/30/97             11,220                11,180                 11,450
 9/30/97             11,490                11,480                 11,790
12/31/97             11,710                11,690                 12,110

Cumulative Performance
Registration(a) to December 31, 1997

Total Returns (%) - Period Ended December 31, 1997

                                                       Since
                                                    Registration
                                                    ------------
Loomis Sayles California Tax-Free Income Fund           6.7
Lipper California Intermediate Municipal Bond
  Fund Index(b)                                         7.3
Lehman Brothers Municipal Bond Index(c)                 9.5

                  Loomis Sayles      Lipper California
                   California          Intermediate          Lehman Brothers
                    Tax-Free             Municipal             Municipal
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------      ---------------
As of 3/7/97        $10,000               $10,000                $10,000
Period Ended
 3/31/97              9,940                10,000                 10,000
 6/30/97             10,210                10,280                 10,350
 9/30/97             10,470                10,530                 10,660
12/31/97             10,670                10,730                 10,950

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles California Tax-Free Income Fund is June 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 1, 1995 ("Inception"). Since Lipper California Intermediate Municipal Bond Fund Index & Lehman Brothers Municipal Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Municipal Bond Index is computed from prices on approximately 21,000 bonds consisting of roughly 30% revenue bonds, 30% government obligation bonds, 27% insured and 13% prerefunded bonds. The index returns have not been reduced for management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES CORE FIXED INCOME FUND
--------------------------------------------------------------------------------

The Loomis Sayles Core Fixed Income Fund produced a return of 9.2% for calendar year 1997. For the same time period, the Merrill Lynch Government/ Corporate Bond Index had a return of 9.8%.


The domestic bond market capped off a solid 1997 by extending its rally through the end of the year. Yields were pushed lower as investors sought safety from the financial crisis in Southeast Asia. Treasuries were the best performers as mortgages felt the pressure of increased prepayment risk, and corporate issues the sting of Asia's financial woes. Certain sectors of the corporate market, such as Yankee bonds, suffered even more as the fallout from South Korea's credit rating downgrade put pressure on the entire sector. By year end, however, the market had begun to differentiate those issuers that had been unfairly penalized and those with legitimate exposure. In addition to avoiding the specific pain of owning foreign issuers, the Loomis Sayles Core Fixed Income Fund found the higher quality, conservative nature of its securities were better able to weather the general contagion that swept over the U.S. bond market.


On the domestic front, we see the inflation outlook to be generally positive and the economy to be in good shape. We believe these factors will continue to provide solid support for fixed income securities and have positioned the portfolio with a greater overall exposure to long maturities and a continued overweighting in investment grade corporate issues. Yield spreads look attractive and we expect to find excellent opportunities through our fundamental credit research. We expect to be more selective in the mortgage sector, however, as lower rates are likely to produce a refinancing wave. Risks to our scenario include a resurgence of inflation or a deepening and spreading of problems in Asia.

William F. Camp is the portfolio manager for the Loomis Sayles Core Fixed Income Fund.

Cumulative Performance
Inception(a) to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997

                                                                 Since
                                                     1 year    Inception
                                                     ------    ---------
Loomis Sayles Core Fixed Income Fund                  9.2         8.6
Lipper Corp. A Rated Bond Fund Index(b)               9.4         9.4
Merrill Lynch Government/Corporate Bond Index(c)      9.8         9.6

                  Loomis Sayles         Lipper Corp.          Merrill Lynch
                   Core Fixed             A Rated          Government/Corporate
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------    --------------------
As of 4/24/96       $10,000               $10,000                $10,000
Period Ended
 6/30/96             10,060                10,020                 10,040
 9/30/96             10,210                10,200                 10,210
12/31/96             10,530                10,530                 10,530
 3/31/97             10,440                10,440                 10,450
 6/30/97             10,800                10,820                 10,820
 9/30/97             11,160                11,270                 11,260
12/31/97             10,500                11,590                 11,610

Cumulative Performance
Registration(a) to December 31, 1997

Total Returns (%) - Period Ended December 31, 1997

                                                        Since
                                                     Registration
                                                     ------------
Loomis Sayles Core Fixed Income Fund                     9.1
Lipper Corp. A Rated Bond Fund Index(b)                 10.4
Merrill Lynch Government/Corporate Bond Index(c)        10.7

                  Loomis Sayles         Lipper Corp.          Merrill Lynch
                   Core Fixed             A Rated          Government/Corporate
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------    --------------------
As of 3/7/97        $10,000               $10,000                $10,000
Period Ended
 3/31/97              9,990                10,000                 10,000
 6/30/97             10,250                10,370                 10,360
 9/30/97             10,590                10,740                 10,720
12/31/97             10,910                11,040                 11,070

Note: Past performance is not predictive of future performance.

(a): Inception date of the Loomis Sayles Core Fixed Income Fund is April 24, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on April 24, 1996 ("Inception"). Since Lipper Corporate A Rated Bond Fund Index & Merrill Lynch Government/Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from April 30, 1996 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): The Merrill Lynch Government/Corporate Bond Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Source: Merrill Lynch.

LOOMIS SAYLES CORE GROWTH FUND
--------------------------------------------------------------------------------

In October, fears of the impact of stronger competition and weaker demand from Asia caused stocks, particularly in the technology sector, to sell off. In November, the focus shifted more to the benefits of low inflation and declining interest rates, and the market rallied strongly, paced by the giant stable growth stocks which had been the leaders prior to last July. On the down side, oil service stocks, which had been market leaders for two years, began a steep descent as weakening Asian demand and an ill-timed move by Saudi Arabia to boost output caused oil prices to decline. December showed no strong direction, and the S&P 500 Index ended the quarter with a 2.9% gain. For the same period the Loomis Sayles Core Growth Fund returned (4.0%).

The underperformance was once again concentrated in the Technology sector where concerns about Asia (Teradyne and Lam Research), intensified competition (Intel), and declining market share (Cabletron) were punished severely in the market. On the plus side, our relatively aggressive shift into more defensive issues such as Unilever, Bell South, and AT&T has paid off. While we have moved to increase the average market capitalizations of our holdings, we remain under weighted in the twenty largest names in the S&P 500 Index, and this continued to impact performance adversely in the fourth quarter. Our reluctance to weight these issues more heavily stems from the fact that as a group they seem very fully valued relative to often fairly modest growth prospects. We are also concerned that in many cases top line growth of these companies has been much slower than earnings growth.

In response to this shift in the environment we have moved to a more defensive posture. Transactions in the quarter resulted in a near elimination of oil service and reduced exposure to other energy and technology. On the plus side, weightings in regional and long distance telephone companies, financial services, and consumer non-durables were increased. We believe these changes have meaningfully reduced our exposure to repercussions from the Asian developments while, at the same time, offering upside potential in their own right.

Quentin P. Faulkner is the portfolio manager for the Loomis Sayles Core Growth Fund.

Cumulative Performance
Inception(a) to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997

                                                                 Since
                                                     1 year    Inception
                                                     ------    ---------
Loomis Sayles Core Growth Fund                        15.7       14.0
Lipper Growth Fund Index(b)                           28.1       21.2
S&P 500 Index(c)                                      33.4       27.9

                  Loomis Sayles         Lipper            S&P
                      Core              Growth            500
                  Growth Fund        Fund Index(b)      Index(c)
                  -------------      -------------      --------
As of 10/1/95       $10,000             $10,000         $10,000
Period Ended
12/31/95             10,040              10,240          10,600
 3/31/96             10,210              10,700          11,170
 6/30/96             10,530              11,060          11,670
 9/30/96             10,820              11,370          12,030
12/31/96             11,610              12,030          13,040
 3/31/97             11,880              11,990          13,390
 6/30/97             13,140              13,890          15,720
 9/30/97             13,040              15,550          16,900
12/31/97             13,430              15,410          17,390

Cumulative Performance
Registration(a) to December 31, 1997

Total Returns (%) - Period Ended December 31, 1997

                                                        Since
                                                     Registration
                                                     ------------
Loomis Sayles Core Growth Fund                           8.2
Lipper Growth Fund Index(b)                             28.5
S&P 500 Index(c)                                        29.9

                  Loomis Sayles         Lipper            S&P
                      Core              Growth            500
                  Growth Fund        Fund Index(b)      Index(c)
                  -------------      -------------      --------
As of 3/7/97        $10,000             $10,000         $10,000
Period Ended
 3/31/97              9,580              10,000          10,000
 6/30/97             10,590              11,580          11,750
 9/30/97             11,270              12,770          12,630
12/31/97             10,820              12,850          12,990

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Core Growth Fund is October 1, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on October 1, 1995 ("Inception"). Since Lipper Growth Fund Index & S&P 500 Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): S&P 500 Index is a capitalization-weighted, total return index comprised of 500 widely held common stocks, representing industrial, utility, transportation, and financial companies traded on the New York Stock Exchange, the American Stock Exchange and in the Over-the-Counter market. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments.

LOOMIS SAYLES FIXED INCOME FUND
--------------------------------------------------------------------------------

The bond market enjoyed a stellar year in 1997. Despite a surging domestic economy and historically low unemployment, inflation remained relatively benign throughout the year. Relative to its peers, the Loomis Sayles Fixed Income Fund ranked in the top decile (10%) and remained comfortably ahead of the benchmark Lehman Brothers Government/Corporate Bond Index throughout the year, posting a twelve month return of 13.4%.


Higher quality corporate issues and longer Treasuries were among the strongest performers in 1997. This was fueled in part by the Federal Reserve Bank's decision to stand pat on interest rates for the latter part of the year, as well as a flight to quality that occurred as a result of the Asian financial crisis that rocked global markets in mid October. Interest rates declined sharply across the board, particularly on the long end of the yield curve. The bellwether 30-year Treasury yield began the year at 6.64%, rose slightly after an interest rate hike in March, then fell steadily ending the year at 5.92%.


There was a stark contrast between the first and second halves of 1997 for emerging market debt. What began as a promising year, ended with a thud as several Southeast Asian countries had their sovereign debt rating downgraded from investment grade to speculative status. Some bright spots included Latin American debt such as Argentina and Brazilian Brady bonds, as well as select Mexican credits. Structural reforms in Southeast Asia have helped in stabilizing the region, and we believe, the prospects for growth remain positive. Among corporate issues, industrials had a strong year, boosted by the Cable/Media and Tobacco sectors.


Concerns of an impending tightening by the Federal Reserve have abated and the emphasis appears to have shifted towards a more deflationary trend in global markets. This bodes well for fixed income markets. We believe the Fund remains well structured for the current environment offering good yield advantage, call protection, and a moderate degree of international exposure.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Fixed Income
Fund.

Cumulative Performance
Inception(a) to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997
                                                                 Since
                                                     1 year    Inception
                                                     ------    ---------
Loomis Sayles Fixed Income Fund                       13.4       16.9
Lipper BBB Rated Bond Fund Index(b)                    9.9       10.9
Lehman Brothers Gov't./Corp. Bond Index(c)             9.8       10.0

                  Loomis Sayles           Lipper           Lehman Brothers
                     Fixed              BBB Rated             Gov't/Corp.
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------    ---------------
As of 1/17/95       $10,000               $10,000              $10,000
Period Ended
 3/31/95             10,500                10,310               10,300
 6/30/95             11,550                11,030               10,970
 9/30/95             12,100                11,300               11,180
12/31/95             12,740                11,830               11,700
 3/31/96             12,560                11,590               11,430
 6/30/96             12,720                11,630               11,480
 9/30/96             13,270                11,890               11,680
12/31/96             13,980                12,310               12,040
 3/31/97             14,060                12,220               11,940
 6/30/97             14,870                12,720               12,370
 9/30/97             15,700                13,080               12,800
12/31/97             15,860                13,410               13,210

Cumulative Performance
Registration(a) to December 31, 1997

Total Returns (%) - Period Ended December 31, 1997

                                                        Since
                                                     Registration
                                                     ------------
Loomis Sayles Fixed Income Fund                         11.7
Lipper BBB Rated Bond Fund Index(b)                     10.7
Lehman Brothers Gov't./Corp. Bond Index(c)              10.7

                  Loomis Sayles           Lipper           Lehman Brothers
                     Fixed              BBB Rated             Gov't/Corp.
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------    ---------------
As of 3/7/97        $10,000               $10,000                $10,000
Period Ended
 3/31/97              9,910                10,000                 10,000
 6/30/97             10,480                10,410                 10,360
 9/30/97             11,060                10,800                 10,730
12/31/97             11,170                11,070                 11,070

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Fixed Income Fund is January 17, 1995. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on January 17, 1995 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/ Corporate Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from January 31, 1995 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

LOOMIS SAYLES HIGH YIELD FIXED INCOME FUND
--------------------------------------------------------------------------------

The high yield market enjoyed its third consecutive year of solid returns. Despite a record amount of new issuance, demand for high yield issues continued to be strong throughout 1997. Defaults remained low and yield spreads narrowed considerably from the beginning of the year. Relative to its peers, the Loomis Sayles High Yield Fixed Income Fund ranked in the fourth quartile for the year, stumbling in the last quarter. The Fund under performed the benchmark, the Merrill Lynch High Yield Bond Index, posting an 8.8% return for the year.

Within the domestic high yield market, telecommunications/cable issues were clear outperformers for the year. Allocation to these issues, Rogers Cablesystems, Nextel Communications, Century Communications, and other well known corporate issues such as Kmart and Westinghouse, added significant value to the portfolio over the year. The utility sector also performed well in 1997 and the Fund benefited from its modest holdings in preferred issues. Allocation to convertible bonds (24.1% of the portfolio as of 12/31/97) hampered performance in the last quarter, due to increased volatility in the equity markets. The Fund's exposure to Yankee issues proved to be a drag on performance as the Asian financial markets became derailed in late October and it became apparent that a quick turnaround would be unlikely.

As of 12/31/97, the Fund was diversified across 102 issues, with a concentration in Yankee issues and the industrial sectors. Despite the most recent market setback leading to price deterioration in Southeast Asia, and to a lesser extent in other emerging market issues, we believe the long term outlook for these positions is positive. The possibility of a Federal Reserve interest rate cut in 1998 bodes well for the high yield market. As rates move lower we believe there should be continued demand for higher yielding securities.

We will continue to look for attractive investment opportunities both domestically and overseas to maintain the diversity of the Fund while seeking to maximize total return.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles High Yield Fixed Income Fund.

Cumulative Performance
Inception(a) to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997
                                                                 Since
                                                     1 year    Inception
                                                     ------    ---------
Loomis Sayles High Yield Fixed Income Fund             8.8       10.6
Lipper High Yield Bond Fund Index(b)                  12.9       14.2
Merrill Lynch High Yield Bond Index(c)                12.8       14.1

                 Loomis Sayles
                   High Yield              Lipper            Merrill Lynch
                     Fixed               High Yield           High Yield
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------      -------------
As of 6/5/96        $10,000               $10,000              $10,000
Period Ended
 6/30/96             10,030                10,010               10,060
 9/30/96             10,380                10,470               10,450
12/31/96             10,760                10,820               10,860
 3/31/97             10,550                11,860               10,980
 6/30/97             11,220                11,430               11,500
 9/30/97             12,130                12,070               11,880
12/31/97             11,720                12,250               12,190

Cumulative Performance
Registration(a) to December 31, 1997

Total Returns (%) - Period Ended December 31, 1997

                                                        Since
                                                     Registration
                                                     ------------
Loomis Sayles High Yield Fixed Income Fund                9.6
Lipper High Yield Bond Fund Index(b)                     12.5
Merrill Lynch High Yield Bond Index(c)                   11.7

                 Loomis Sayles
                   High Yield              Lipper            Merrill Lynch
                     Fixed               High Yield           High Yield
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                  -------------      ------------------      -------------
As of 3/7/97        $10,000               $10,000                $10,000
Period Ended
 3/31/97              9,870                10,000                 10,000
 6/30/97             10,490                10,520                 10,480
 9/30/97             11,350                11,080                 10,890
12/31/97             10,960                11,250                 11,170

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles High Yield Fixed Income Fund is June 5, 1996. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on June 5, 1996 ("Inception"). Since Lipper High Yield Bond Fund Index & Merrill Lynch High Yield Bond Index performance data is not available coincident with the inception and registration dates, comparative performance is presented from June 30, 1996 and March 31, 1997, respectively.
(b): Source: Lipper Analytical Services.
(c): The Merrill Lynch High Yield Bond Index consists of issues in the form of publicly placed non-convertible, coupon-bearing U.S. domestic debt and must carry a term to maturity of at least one year. Par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement period. Issues must be rated by Standard & Poor's or by Moody's as less than investment grade (i.e., BBB or Baa) but not in default (i.e., DD1 or less). The index excludes floating rate debt equipment trust certificates and Title 11 securities. Source: Merrill Lynch.

LOOMIS SAYLES INVESTMENT GRADE FIXED
INCOME FUND
--------------------------------------------------------------------------------

Although 1997 may long be remembered for the Asian Flu that spread through global financial markets in late October, we should not lose sight of the fact that 1997 was a banner year across the board for fixed income markets. The economy enjoyed the best of both worlds with strong growth, high consumer demand and very few signs of inflationary pressures. In addition, we also experienced historically low unemployment. All of this boded well for the investment grade market which received an additional boost from the flight to quality that took place following volatility in Southeast Asia.


The Loomis Sayles Investment Grade Fixed Income Fund returned 10.6% for the year. Over the past three years it has an annualized return of 16.9%, ranking it second among its peers in the Lipper BBB Rated Bond Fund category. The Fund's allocation to long Treasuries contributed to its success as yields declined considerably throughout the year, particularly on the long end of the yield curve. Among corporate issues, industrials led the way boosted by the strong performance of the Cable/Media and Tobacco sectors. Yankee issues slightly under performed in 1997. This underperformance can be attributed to the uncertainty in Southeast Asia and the subsequent action taken by Moody's and S&P, downgrading the sovereign debt ratings of Korea, Indonesia, and Thailand to speculative grade status.


The fears of inflation that persisted throughout 1997 have quickly abated and discussions have now turned to the possible deflationary effect that might occur as a result of the turmoil in Southeast Asia and the continued strength of the U.S. dollar. The Fund's quality profile remains higher than normal as we wait to see how the situation abroad plays out. While we do not attempt to place bets on the future direction of interest rates, the Fund's strategy continues to focus on long, call protected bonds offering good yield advantage.

Daniel J. Fuss is the portfolio manager for the Loomis Sayles Investment Grade Fixed Income Fund.

Cumulative Performance
Inception(a) to December 31, 1997

Average Annual Returns (%) - Periods Ended December 31, 1997

                                                                         Since
                                                    1 year   3 years   Inception
                                                    ------   -------   ---------
Loomis Sayles Investment Grade Fixed Income Fund     10.6     16.9       14.2
Lipper BBB Rated Bond Fund Index(b)                   9.9     11.2        9.7
Lehman Brothers Gov't./Corp. Bond Index(c)            9.8     10.4        9.2

                 Loomis Sayles
                  Investment                                    Lehman
                     Grade                 Lipper              Brothers
                     Fixed               BBB Rated           Gov't./Corp.
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                 -------------       ------------------      -------------
As of 7/1/94        $10,000               $10,000              $10,000
Period Ended
 9/30/94             10,080                10,070               10,050
12/31/94              9,970                10,060               10,090
 3/31/95             10,750                10,540               10,590
 6/30/95             11,820                11,280               11,280
 9/30/95             12,270                11,550               11,490
12/31/95             12,990                12,090               12,030
 3/31/96             12,910                11,840               11,750
 6/30/96             13,070                11,890               11,800
 9/30/96             13,600                11,150               12,010
12/31/96             14,400                12,590               12,380
 3/31/97             14,230                12,490               12,270
 6/30/97             14,960                12,990               12,710
 9/30/97             15,680                13,360               13,160
12/31/97             15,930                13,700               13,580

Cumulative Performance
Registration(a) to December 31, 1997

Total Returns (%) - Period Ended December 31, 1997

                                                        Since
                                                     Registration
                                                     ------------
Loomis Sayles Investment Grade Fixed Income Fund         10.1
Lipper BBB Rated Bond Fund Index(b)                      10.7
Lehman Brothers Gov't./Corp. Bond Index(c)               10.7

                 Loomis Sayles
                  Investment                                    Lehman
                     Grade                 Lipper              Brothers
                     Fixed               BBB Rated           Gov't./Corp.
                  Income Fund        Bond Fund Index(b)      Bond Index(c)
                 -------------       ------------------      -------------
As of 3/7/97        $10,000               $10,000                $10,000
Period Ended
 3/31/97              9,840                10,000                 10,000
 6/30/97             10,340                10,410                 10,360
 9/30/97             10,840                10,800                 10,730
12/31/97             11,010                11,070                 11,070

Note: Past performance is not predictive of future performance.
(a): Inception date of the Loomis Sayles Investment Grade Fixed Income Fund is July 1, 1994. Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with SEC regulations, performance information is provided for the period beginning on March 7, 1997 ("Registration"). For the convenience of our long-term shareholders, performance information is also provided for the period beginning on July 1, 1994 ("Inception"). Since Lipper BBB Rated Bond Fund Index & Lehman Brothers Government/Corporate Bond Index performance data is not available coincident with the registration date, comparative performance is presented from March 31, 1997.
(b): Source: Lipper Analytical Services.
(c): Lehman Brothers Government/Corporate Bond Index is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporate, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. Source: Lehman Brothers.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------

LOOMIS SAYLES CALIFORNIA TAX-FREE INCOME FUND
Portfolio of Investments -- as of December 31, 1997

                                                                     Face
                                                                    Amount              Value (a)
-----------------------------------------------------------------------------------------------------
Bonds And Notes -- 3.0% of Total Net Assets
  Federal Home Loan Mortgage Corp., 8.060%, 7/10/06 ...........     $  500,000            $   505,390
                                                                                          -----------
  TOTAL BONDS AND NOTES (Identified Cost $505,000).............                               505,390
                                                                                          -----------
Municipal Bonds And Notes -- 95.1% of Total Net Assets

  Anaheim, California, Public Financing Authority Revenue, 2nd
    Series, (FGIC Insured), 5.375%, 10/01/08 ..................         95,000                 99,361
  California Health Facilities Authority, Series A,
    6.750%, 10/01/19 ..........................................        500,000                529,090
  California Housing Finance Agency, (MBIA Insured),
    5.200%, 8/01/05 ...........................................        245,000                258,174
  California Housing Finance Agency, (MBIA Insured),
    5.500%, 8/01/17 ...........................................        500,000                516,045
  California Housing Finance Agency, (MBIA Insured),
    5.850%, 8/01/09 ...........................................        300,000                322,275
  California Pollution Control, 5.000%, 4/01/08 ...............        425,000                441,362
  California Pollution Control, 5.900%, 6/01/14 ...............        400,000                443,252
  California Pollution Control, 6.850%, 12/01/08 ..............        100,000                105,916
  California Resource Efficiency Financing, First Resource
    Efficiency, (AMBAC Insured), 5.400%, 7/01/04 ..............        150,000                159,588
  California State Department Water Resources Systems,
    6.000%, 12/01/11 ..........................................        500,000                504,720
  California State General Obligation, 5.500%, 6/01/01 ........        500,000                521,515
  California State General Obligation, 6.000%, 10/01/14 .......        250,000                266,782
  California State General Obligation, (FGIC Insured),
    5.750%, 8/01/09 ...........................................         95,000                102,702
  California State Public Works Board, Community College,
    5.200%, 3/01/06 ...........................................        200,000                208,648
  California State Public Works Board, Community College,
    5.200%, 4/01/07 ...........................................        500,000                520,940
  California State Public Works Lease, 5.400%, 4/01/04 ........        200,000                211,210
  California State Water Resources Development,
    5.000%, 3/01/01 ...........................................        200,000                200,986
  Clovis, California, Unified School District, (FGIC Insured),
    Zero Coupon Bond, 8/01/04 .................................        200,000                151,080
  Clovis, California, Unified School District, (FGIC Insured),
    10.625%, 8/01/03 ..........................................        200,000                262,496
  Corona, California, Single Family, 5.500%, 11/01/10 .........        400,000                420,312
  East Bay California Municipal Utility Water Systems,
    6.000%, 6/01/12 ...........................................        500,000                537,430
  Los Angeles State Building Authority, Lease Revenue,
    5.375%, 5/01/06 ...........................................        300,000                316,800
  Los Angeles, California, Wastewater Systems, (FGIC Insured),
    5.375%, 11/01/07 ..........................................        450,000                478,170
  Los Angeles, California, Water and Power Waterworks Revenue,
    6.500%, 11/01/10 ..........................................        350,000                377,622
  Mid-Peninsula, California, Regional Open Space,
    5.500%, 9/01/07 ...........................................        100,000                103,594
  Northern California Power Agency, Public Revenue,
    5.250%, 7/01/02 ...........................................        250,000                256,715
  Oceanside, California, Water Systems, (AMBAC Insured),
    5.650%, 8/01/09 ...........................................        125,000                132,738
  Orange County, California, Local Transportation Authority,
    5.700%, 2/15/03 ...........................................        125,000                133,081
  Riverside, California, Electric Revenue, 4.800%, 10/01/04 ...        100,000                102,883
  Riverside, California, Electric Revenue, (MBIA Insured),
    5.200%, 10/01/08 ..........................................        230,000                238,593
  Sacramento, California, Electric Revenue, 5.250%, 5/15/04 ...        250,000                261,348
  Sacramento, California, Power Authority, 6.000%, 7/01/02 ....        500,000                531,200
  San Diego, California, Open Space Park Facility, District
    One, 5.750%, 1/01/08 ......................................        250,000                268,527
  San Diego, California, Sewer Revenue, (AMBAC Insured),
    4.750%, 5/15/06 ...........................................        125,000                127,561
  San Diego, California, Unified School District,
    6.000%, 7/01/03 ...........................................        100,000                108,765
  San Francisco Bay Area Rapid Transit Authority, (FGIC
    Insured), 5.450%, 7/01/08 .................................        200,000                213,028
  San Francisco, California, City & County International
    Airport Revenue, (AMBAC Insured), 6.200%, 5/01/04 .........        300,000                328,845
  San Francisco, California, City & County Library Facilities,
    6.200%, 6/15/08 ...........................................        300,000                320,646
  San Francisco, California, City & County Library Facilities,
    Series D, 6.100%, 6/15/07 .................................        250,000                266,628
  San Francisco, California, City & County Public Utility Water
    Revenue, Series A, 6.375%, 11/01/06 .......................        500,000                554,525
  San Francisco, California, City & County Redevelopment
    Project, Series B, 5.200%, 8/01/08 ........................        250,000                255,385
  San Francisco, California, Port Commission, 5.500%, 7/01/04 .        100,000                104,872
  San Francisco, California, Public Utilities,
    6.000%, 11/01/15 ..........................................        500,000                521,815
  San Francisco, California, Sewer Revenue, (AMBAC Insured),
    6.000%, 10/01/11 ..........................................        500,000                536,880
  San Francisco, California, State Building Authority,
    5.000%, 10/01/05 ..........................................        125,000                129,376
  San Francisco, California, State Building Authority,
    5.125%, 10/01/07 ..........................................        250,000                259,478
  San Jose, California, Airport Revenue, (FGIC Insured),
    5.875%, 3/01/07 ...........................................        200,000                222,562
  Santa Clara Valley, California, Water District Refunding &
    Improvements, Series A, (FGIC Insured),5.800%, 2/01/08 ....        100,000                107,681
  Santa Clara, California, Electric Revenue, (FGIC Insured),
    6.250%, 7/01/13 ...........................................        250,000                267,912
  Turlock, California, Irrigation District Revenue,
    5.750%, 1/01/18 ...........................................        500,000                516,500
  University of California Revenue, Series B, 5.800%, 9/01/07 .        415,000                446,706
  University of California Revenue, Series B, 6.500%, 9/01/03 .        300,000                332,094
  University of California Revenue, Series C, 5.000%, 9/01/08 .        175,000                179,811
  University of California Revenue, Series C, (AMBAC Insured),
    4.700%, 9/01/06 ...........................................        200,000                204,254
                                                                                          -----------
  TOTAL MUNICIPAL BONDS AND NOTES (Identified Cost $15,449,915)                            15,990,479
                                                                                          -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $15,954,915) (b).......                           $16,495,869
                                                                                          ===========

(a) See Note 1.
(b) At December 31, 1997, the net unrealized appreciation on investments based on cost of
    $15,954,915 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $547,324 and $6,370, respectively, resulting in net unrealized appreciation of
    $540,954.

     Key to Abbreviations:

AMBAC:          American Municipal Bond Assurance Corporation
FGIC:           Federal Guaranty Insurance Corporation
MBIA:           Municipal Bond Insurance Association

      Largest Holdings by Municipal Classification at December 31, 1997
                     as a Percentage of Total Net Assets

Revenue                                                                  17.4%
General Obligation                                                       17.4%
Water & Sewer                                                            16.2%
Education                                                                10.6%
Electric & Gas                                                            9.9%
Utilities - Other                                                         4.7%
Public Works                                                              4.6%
Health/Hospital                                                           3.1%
Correctional Facilities                                                   3.1%
Government Agencies                                                       3.0%

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES CORE FIXED INCOME FUND
Portfolio of Investments -- as of December 31, 1997
                                                                      Face
                                                                     Amount              Value (a)
-----------------------------------------------------------------------------------------------------
Bonds and Notes -- 96.9% of Total Net Assets
Aerospace -- 1.6%
  Lockheed Corp., 9.000%, 1/15/22 .............................     $  201,000            $   249,455
                                                                                          -----------
Banking & Finance -- 6.0%
  Capital One Bank, 5.950%, 2/15/01 ...........................        250,000                247,217
  Chase Manhattan Corp., 7.625%, 1/15/03 ......................        200,000                211,098
  First America Bank Corp., 7.750%, 7/15/04 ...................        150,000                159,974
  NCNB Corp., 9.125%, 10/15/01 ................................        100,000                109,439
  Standard Federal Bank, 7.750%, 7/17/06 ......................        220,000                237,134
                                                                                          -----------
                                                                                              964,862
                                                                                          -----------
Computers -- 2.4%
  Seagate Technology, Inc., 7.125%, 3/01/04 ...................        122,000                122,970
  Seagate Technology, Inc., 7.370%, 3/01/07 ...................        265,000                268,946
                                                                                          -----------
                                                                                              391,916
                                                                                      ---------------
Diversified Operations -- 1.7%
  Norfolk Southern Corp., 7.800%, 5/15/27 .....................        250,000                281,010
                                                                                          -----------
Electronics -- 1.0%
  Philips Electronics NV, 8.375%, 9/15/06 .....................        140,000                155,302
                                                                                          -----------
Entertainment -- 2.2%
  Time Warner Entertainment Co., Inc., 7.250%, 9/01/08 ........        350,000                361,928
                                                                                          -----------
Financial -- 7.7%
  A T & T Capital Corp., 6.390%, 1/22/99 ......................        225,000                225,968
  Advanta Corp., 7.000%, 5/01/01 ..............................        100,000                 97,080
  Ford Motor Credit Co., 8.000%, 6/15/02 ......................        350,000                372,830
  General Motors Acceptance Corp., 5.625%, 2/15/01 ............         27,000                 26,617
  General Motors Acceptance Corp., 6.800%, 4/17/01 ............        200,000                203,200
  General Motors Acceptance Corp., 7.125%, 5/01/01 ............        225,000                230,785
  USL Capital Corp., 7.050%, 5/14/01 ..........................         75,000                 77,017
                                                                                          -----------
                                                                                            1,233,497
                                                                                          -----------
Food -- Packaged & Miscellaneous -- 1.6%
  ConAgra, Inc., 9.750%, 3/01/21 ..............................        200,000                261,828
                                                                                          -----------
Government Agencies -- 6.8%
  Federal Home Loan Mortgage Corp., 6.500%, 1/01/27 ...........        122,721                121,532
  Federal Home Loan Mortgage Corp., 7.000%, 1/01/12 ...........        113,370                115,306
  Federal Home Loan Mortgage Corp., 8.000%, 12/01/26 ..........        111,747                115,710
  Federal National Mortgage Association, 7.500%, 1/01/27 ......        212,624                217,740
  Federal National Mortgage Association, 9.500%, 11/01/10 .....         64,553                 68,058
  Government National Mortgage Association, 6.500%, 4/15/26 ...        143,797                142,312
  Government National Mortgage Association, 8.500%, 4/15/23 ...        135,132                143,535
  Government National Mortgage Association, 9.500%, 9/15/20 ...        164,006                177,781
                                                                                          -----------
                                                                                            1,101,974
                                                                                          -----------
Health Care -- Services -- 1.2%
  Columbia Healthcare Corp., 6.125%, 12/15/00 .................        200,000                195,432
                                                                                          -----------
Holding Companies -- Diversified -- 1.5%
  ITT Corp., 7.400%, 11/15/25 .................................        225,000                236,050
                                                                                          -----------
Oil & Gas -- 3.2%
  Columbia Gas Systems, Inc., 7.050%, 11/28/07 ................        257,000                262,523
  Saga Petroleum ASA, 7.250%, 9/23/27 .........................        250,000                260,002
                                                                                          -----------
                                                                                              522,525
                                                                                          -----------
Paper Products -- 2.2%
  Boise Cascade Corp., 9.800%, 4/15/03 ........................        200,000                230,216
  Boise Cascade Corp., 9.980%, 3/27/03 ........................        100,000                115,793
                                                                                          -----------
                                                                                              346,009
                                                                                          -----------
Real Estate Investment Trusts -- 1.6%
  Developers Diversified Realty, 6.800%, 7/23/02 ..............        125,000                126,332
  Meditrust Corp., 7.375%, 7/15/00 ............................        125,000                127,544
                                                                                          -----------
                                                                                              253,876
                                                                                          -----------
Securities -- 3.1%
  Lehman Brothers Holdings, Inc., 6.125%, 2/01/01 .............        258,000                256,098
  Salomon, Inc., 6.650%, 7/15/01 ..............................        245,000                247,590
                                                                                          -----------
                                                                                              503,688
                                                                                          -----------
U.S. Government -- 49.9%
U.S. Treasury Bonds, 7.250%, 5/15/16 ..........................      1,970,000              2,243,948
  U.S. Treasury Notes, 6.375%, 7/15/99 ........................      1,670,000              1,687,485
  U.S. Treasury Notes, 6.375%, 8/15/02 ........................      1,275,000              1,307,870
  U.S. Treasury Notes, 6.500%, 8/15/05 ........................        600,000                626,064
  U.S. Treasury Notes, 7.250%, 8/15/04 ........................      2,005,000              2,166,964
                                                                                          -----------
                                                                                            8,032,331
                                                                                          -----------
Utilities -- 3.2%
  Commonwealth Edison Co., 7.375%, 1/15/04 ....................        210,000                217,858
  Gulf States Utilities Co., 6.410%, 8/01/01 ..................        160,000                159,675
  System Energy, Inc., 7.280%, 8/01/99 ........................        140,000                140,798
                                                                                          -----------
                                                                                              518,331
                                                                                          -----------
  TOTAL BONDS AND NOTES (Identified Cost $15,263,841)..........                            15,610,014
                                                                                          -----------

Short-Term Investment -- 1.0% of Total Net Assets

  Repurchase Agreement with State Street Bank and Trust Co., dated 12/31/97 at 5.000% to be repurchased at $154,043 on
    1/02/98 collateralized by $155,000 U.S. Treasury Note,
    5.875%, due 1/31/99 with a value of $159,052 ..............       $154,000            $   154,000
                                                                                          -----------
  TOTAL SHORT-TERM INVESTMENT (Identified Cost $154,000) ......                               154,000
                                                                                          -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $15,417,841) (b) ......                           $15,764,014
                                                                                          ===========

(a) See Note 1.
(b) At December 31, 1997, the net unrealized appreciation on investments based on cost of
    $15,418,357 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $353,272 and $7,615, respectively, resulting in net unrealized appreciation of
    $345,657.

Common Stocks -- 95.3% of Total Net Assets

Aerospace -- 2.6%
  Boeing Co. ..................................................         20,850            $ 1,020,347
                                                                                          -----------
Auto & Related -- 2.6%
  Chrysler Corp. ..............................................         28,700              1,009,881
                                                                                          -----------
Banks/Savings & Loans -- 5.0%
  BankBoston Corp. ............................................         13,900              1,305,731
  Star Banc Corp. .............................................         10,900                625,388
                                                                                          -----------
                                                                                            1,931,119
                                                                                          -----------
Broadcasting -- 2.6%
  CBS Corp. ...................................................         33,700                992,044
                                                                                          -----------
Business Services -- 2.2%
  Manpower, Inc. ..............................................         24,000                846,000
                                                                                          -----------
Chemicals -- Specialty -- 2.6%
  Monsanto Co. ................................................         24,000              1,008,000
                                                                                          -----------
Communications Equipment -- 1.5%
  Tellabs, Inc. (b) ...........................................         11,000                581,625
                                                                                          -----------
Computer Hardware -- 6.1%
  EMC Corp. (b) ...............................................         26,400                724,350
  International Business Machines Corp. .......................         15,600              1,631,175
                                                                                          -----------
                                                                                            2,355,525
                                                                                          -----------
Electrical Equipment -- 2.2%
  Rockwell International Corp. (New) ..........................         16,300                851,675
                                                                                          -----------
Electronic Components -- 2.3%
  Analog Devices, Inc. (b) ....................................         31,711                877,998
                                                                                          -----------
Entertainment -- 2.8%
  Time Warner, Inc. ...........................................         17,500              1,085,000
                                                                                          -----------
Financial Services -- 5.9%
  Federal National Mortgage Association .......................         20,700              1,181,194
  Household International, Inc. ...............................          8,600              1,097,037
                                                                                          -----------
                                                                                            2,278,231
                                                                                          -----------
Food -- Packaged & Miscellaneous -- 5.3%
  Heinz (H.J.) Co. ............................................         18,300                929,869
  Unilever NV .................................................         18,000              1,123,875
                                                                                          -----------
                                                                                            2,053,744
                                                                                          -----------
Freight Transportation -- 2.6%
  Burlington Northern Santa Fe Corp. ..........................         10,600                985,138
                                                                                          -----------
Health Care -- Drugs -- 8.7%
  Pfizer, Inc. ................................................         17,100              1,275,019
  Schering-Plough Corp. .......................................         15,900                987,787
  Warner Lambert Co. ..........................................          8,800              1,091,200
                                                                                          -----------
                                                                                            3,354,006
                                                                                          -----------
Health Care -- Medical Technology -- 2.8%
  Medtronic, Inc. .............................................         20,600              1,077,637
                                                                                          -----------
Insurance -- 6.3%
  American International Group, Inc. ..........................          8,800                957,000
  Travelers, Inc. .............................................         27,099              1,459,959
                                                                                          -----------
                                                                                            2,416,959
                                                                                          -----------
Manufacturing -- 2.6%
  Minnesota Mining & Manufacturing Co. ........................         12,300              1,009,369
                                                                                          -----------
Oil & Gas Exploration -- 2.7%
  Abacan Resources Corp. (New) (b) ............................        106,700                166,719
  Burlington Resources, Inc. ..................................         12,100                542,231
  Ranger Oil Ltd. .............................................         50,300                345,813
                                                                                          -----------
                                                                                            1,054,763
                                                                                          -----------
Oil -- Drilling Equipment -- 2.3%
  Schlumberger Ltd. ...........................................         10,900                877,450
                                                                                          -----------
Oil -- Major Integrated -- 2.4%
  USX Marathon Group ..........................................         27,900                941,625
                                                                                          -----------
Retail -- Food & Drug -- 3.9%
  CVS Corp. ...................................................         23,300              1,492,656
                                                                                          -----------
Retail -- General -- 2.2%
  Dillard's, Inc. .............................................         23,700                835,425
                                                                                          -----------
Retail -- Specialty -- 2.2%
  Circuit City Stores, Inc. ...................................         23,300                828,606
                                                                                          -----------
Telecommunications -- 11.1%
  AT&T Corp. ..................................................         19,000              1,163,750
  Bell Atlantic Corp. .........................................         12,600              1,146,600
  BellSouth Corp. .............................................         20,200              1,137,512
  Worldcom, Inc. (b) ..........................................         27,900                843,975
                                                                                          -----------
                                                                                            4,291,837
                                                                                          -----------
Textile & Apparel -- 1.8%
  Liz Claiborne, Inc. .........................................         16,300                681,544
                                                                                          -----------
  TOTAL COMMON STOCKS (Identified Cost $33,201,092) ...........                            36,738,204
                                                                                          -----------

Short-Term Investment -- 7.1% of Total Net Assets

  Repurchase Agreement with State Street Bank and Trust Co., dated 12/31/97 at 5.000% to be repurchased at $2,744,762
    on 1/02/98 collateralized by $2,730,000 U.S. Treasury
    Note, 5.875%, due 1/31/99 with a value of $2,801,376 ....       $2,744,000            $ 2,744,000
                                                                                          -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $2,744,000).............................                               2,744,000
                                                                                          -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $35,945,092) (c).....                             $39,482,204
                                                                                          ===========
(a) See Note 1.
(b) Non-income producing security.
(c) At December 31, 1997, the net unrealized appreciation on investments based on cost of
    $35,946,518 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,859,065 and $1,323,379, respectively, resulting in net unrealized appreciation of
    $3,535,686.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES FIXED INCOME FUND
Portfolio of Investments -- as of December 31, 1997

                                                                         Face
                                                                        Amount                Value (a)
-----------------------------------------------------------------------------------------------------------
Bonds And Notes -- 89.9% of Total Net Assets

NON CONVERTIBLE BONDS -- 80.7%
Canadian -- 19.2%
Canadian Government, Zero Coupon Bond, 6/01/22 .........  CAD            2,500,000              $   407,635
Canadian Government, Zero Coupon Bond, 6/01/25 .........  CAD           61,460,000                8,424,112
Province of Alberta, 5.930%, 9/16/16 ...................  CAD            1,200,000                  846,688
Province of British Columbia, Zero Coupon Bond,
  8/23/13 ..............................................  CAD           11,700,000                3,107,883
Province of British Columbia, Zero Coupon Bond,
  9/08/23 ..............................................  CAD            3,300,000                  472,214
Province of British Columbia, Zero Coupon Bond,
  8/23/24 ..............................................  CAD            8,500,000                1,134,880
Province of British Columbia, Zero Coupon Bond,
  11/19/27 .............................................  CAD            8,150,000                  899,548
Province of British Columbia, 8.000%, 9/08/23 ..........  CAD            3,300,000                2,832,497
Province of Manitoba, 6.500%, 9/22/17 ..................  CAD            5,075,000                3,716,801
Province of Manitoba, 7.750%, 12/22/25 .................  CAD            5,295,000                4,487,254
Province of Ontario, Zero Coupon Bond, 7/13/22 .........  CAD           12,200,000                1,817,664
Province of Saskatchewan, Zero Coupon Bond,
  4/10/14 ..............................................  CAD            5,000,000                1,276,023
Province of Saskatchewan, 8.750%, 5/30/25 ..............  CAD            1,950,000                1,807,337
Province of Saskatchewan (Certificate of Deposit),
  Zero Coupon Bond, 2/04/22 ............................  CAD           10,000,000                1,549,981
Province of Saskatchewan (Certificate of Deposit),
  Zero Coupon Bond, 5/30/25 ............................  CAD            2,425,000                  304,599
Rogers Cablesystems Ltd., 9.650%, 1/15/14 ..............  CAD              250,000                  188,937
                                                                                                -----------
                                                                                                 33,274,053
                                                                                                -----------
Communications -- 0.6%
  Arch Communications Group, Inc., Zero Coupon Bond,
    3/15/08 (step to 10.875% on 3/15/01) (b) ...........                 1,600,000                  984,000
                                                                                                -----------
Computers -- 1.5%
  Apple Computer, Inc., 6.500%, 2/15/04 ................                 1,325,000                1,099,750
  Digital Equipment Corp., 7.750%, 4/01/23 .............                 1,500,000                1,508,670
  Streamlogic Corp., 14.000%, 10/07/98 (c) (d) .........                    28,333                    8,500
                                                                                                -----------
                                                                                                  2,616,920
                                                                                                -----------
Electronics -- 0.3%
  Westinghouse Electric Corp., 7.875%, 9/01/23 .........                   500,000                  500,955
                                                                                                -----------
Entertainment -- 3.5%
  Time Warner Entertainment Co., 7.570%, 2/01/24 .......                 3,125,000                3,269,219
  Time Warner Entertainment Co., 8.050%, 1/15/16 .......                 2,550,000                2,754,408
                                                                                                -----------
                                                                                                  6,023,627
                                                                                                -----------
Food & Beverage -- 0.9%
  Borden, Inc., 7.875%, 2/15/23 ........................                  1,500,000               1,509,270
                                                                                                -----------
Foreign Government/Agency -- 8.2%
  Escom, 11.000%, 6/01/08 ..............................  ZAR            2,500,000                  433,345
  Petroleos Mexicanos, 9.500%, 9/15/27 .................  USD            1,350,000                1,326,375
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 (e) ...............................  USD              250,000                  235,000
  Republic of Argentina, 9.750%, 9/19/27 ...............  USD              500,000                  478,000
  Republic of Brazil, 10.125%, 5/15/27 .................  USD            4,277,000                4,009,688
  Republic of Brazil C Bond, 8.000%, 4/15/14 (f) .......  USD            5,045,651                3,960,836
  Republic of South Africa, 12.000%, 2/28/05 ...........  ZAR           10,500,000                1,992,359
  Republic of South Africa, 12.500%, 12/21/06 ..........  ZAR            2,500,000                  477,499
  Republic of Venezuela, 9.250%, 9/15/27 ...............  USD            1,500,000                1,337,250
                                                                                                -----------
                                                                                                 14,250,352
                                                                                                -----------
Foreign Issuer -- 6.8%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ............                 1,250,000                  996,750
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 (e) ....                 2,600,000                1,638,000
  Export Import Bank of Korea, 6.375%, 2/15/06 .........                   500,000                  380,000
  Korea Electric Power Corp., 6.750%, 8/01/27 ..........                   500,000                  395,000
  Philippine Long Distance Telephone Co.,
    8.350%, 3/06/17 ....................................                   250,000                  206,875
  Pindo Deli Finance Mauritius Ltd.,
    10.875%, 10/01/27 (e) ..............................                 2,000,000                1,600,000
  Pindo Deli Finance Mauritius Ltd.,
    11.750%, 10/01/17 (e) ..............................                 1,500,000                1,290,000
  Quezon Power Philippines Co., 8.860%, 6/15/17 ........                   500,000                  423,300
  Samsung Electronics Co. Ltd.,
    7.700%, 10/01/27 (e) ...............................                 2,000,000                1,380,000
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 .......                 1,000,000                  850,000
  Tata Electric Co., 8.500%, 8/19/17 (e) ...............                 2,000,000                1,783,320
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 (e) .......................................                   500,000                  260,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 (e) .......................................                 1,250,000                  625,000
                                                                                                -----------
                                                                                                 11,828,245
                                                                                                -----------

Government Agencies -- 4.1%
Federal National Mortgage Association, Zero Coupon
  Bond, 10/29/07 .......................................  NZD            9,750,000                2,832,201
Federal National Mortgage Association,
  6.000%, 11/25/08 (f) .................................  USD            1,244,990                1,173,789
International Bank of Reconstruction & Development,
  Zero Coupon Bond, 8/20/07 ............................  NZD            8,750,000                2,567,624
International Bank of Reconstruction & Development,
  8.000%, 5/23/07 ......................................  NZD            1,000,000                  594,722
                                                                                                -----------
                                                                                                  7,168,336
                                                                                                -----------
Home Builders -- 0.6%
  Pulte Corp., 7.625%, 10/15/17 ........................                 1,000,000                1,030,800
                                                                                                -----------
Insurance -- 0.2%
  Sun Life Canada US Capital Trust I,
    8.526%, 5/29/49 (e) ................................                   250,000                  276,010
                                                                                                -----------
Metals -- 0.1%
  Midland Ross Corp., 6.000%, 2/15/07 ..................                   121,000                   99,111
                                                                                                -----------
Oil & Gas -- 2.4%
  NGC Corporation Capital Trust I, 8.316%, 6/01/27 .....                   500,000                  569,045
  Seagull Energy Corp., 7.500%, 9/15/27 ................                 3,500,000                3,624,915
                                                                                                -----------
                                                                                                  4,193,960
                                                                                                -----------
Paper Products -- 0.9%
  Champion International, 7.350%, 11/01/25 .............                 1,450,000                1,495,716
                                                                                                -----------
Real Estate -- Investment Trusts -- 1.7%
  First Industrial, 7.500%, 12/01/17 ...................                 3,000,000                3,034,800
                                                                                                -----------
Restaurants -- 0.3%
  Flagstar Corp., 11.250%, 11/01/04 (c) (d) ............                 1,500,000                  600,000
                                                                                                -----------
Retail -- General -- 3.5%
  Dillon Read Structured Finance Corp.,
    6.660%, 8/15/10 ....................................                   216,434                  198,479
  Dillon Read Structured Finance Corp.,
    8.550%, 8/15/19 ....................................                   500,000                  491,250
  K Mart Corp., 7.950%, 2/01/23 ........................                 1,250,000                1,207,812
  K Mart Pass Thru, 9.350%, 1/02/20 ....................                 1,000,000                1,060,510
  K Mart Pass Thru, 9.780%, 1/05/20 ....................                   500,000                  551,135
  Penn Traffic Co., 9.625%, 4/15/05 ....................                 2,750,000                1,739,375
  Woolworth Corp., 8.500%, 1/15/22 .....................                   725,000                  816,060
                                                                                                -----------
                                                                                                  6,064,621
                                                                                                -----------
Steel -- 0.5%
  Geneva Steel Co., 9.500%, 1/15/04 ....................                 1,000,000                  840,000
                                                                                                -----------
Taxable Municipal -- 0.3%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 ...............................                 2,000,000                  538,860
                                                                                                -----------
Telecommunications -- 6.0%
  Hyperion Telecommunications, Inc., Zero Coupon Bond,
    4/15/03 (step to 13.000% on 4/15/01) (b) ...........                   750,000                  549,375
  Nextel Communications, Inc., Zero Coupon Bond,
    8/15/04 (step to 9.750% on 2/15/99) (b) ............                   700,000                  623,000
  Nextel Communications, Inc., Zero Coupon Bond,
    9/15/07 (step to 10.650% on 9/15/02) (b) (e) .......                   850,000                  537,625
  RCN Corp., Zero Coupon Bond, 10/15/07 (step to 11.125%
    on 10/15/02) (b) (e) ...............................                   750,000                  470,625
  TCI Communications, Inc., 7.875%, 8/01/13 ............                 1,200,000                1,290,684
  TCI Communications, Inc., 7.875%, 2/15/26 ............                 6,400,000                6,928,448
                                                                                                -----------
                                                                                                 10,399,757
                                                                                                -----------
Textile & Apparel -- 1.5%
  Fruit of the Loom, Inc., 7.375%, 11/15/23 ............                   500,000                  475,070
  Kellwood Co., 7.625%, 10/15/17 .......................                 2,000,000                2,051,140
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ..........                    50,000                   48,992
                                                                                                -----------
                                                                                                  2,575,202
                                                                                                -----------
Tobacco -- 7.4%
  Loews Corp., 7.000%, 10/15/23 ........................                   500,000                  486,790
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ............                 5,800,000                6,263,652
  RJR Nabisco, Inc., 7.625%, 9/15/03 ...................                 3,425,000                3,500,761
  RJR Nabisco, Inc., 9.250%, 8/15/13 ...................                 2,250,000                2,524,612
                                                                                                -----------
                                                                                                 12,775,815
                                                                                                -----------
Transportation -- 0.6%
  American President Companies Ltd., 7.125%,
    11/15/03 ...........................................                 1,000,000                  971,250
                                                                                                -----------
U.S. Government -- 8.2%
  U.S. Treasury Bonds, 6.000%, 2/15/26 .................                 8,350,000                8,339,562
  U.S. Treasury Bonds, 6.250%, 8/15/23 .................                 5,620,000                5,788,600
                                                                                                -----------
                                                                                                 14,128,162
                                                                                                -----------
Utilities -- 1.4%
  AES Corp., 8.875%, 11/01/27 (e) ......................                 1,000,000                  957,500
  Boston Edison Co., 7.800%, 3/15/23 ...................                   500,000                  524,788
  GGIB Funding Corp., 7.430%, 1/15/11 ..................                   946,248                  953,799
                                                                                                -----------
                                                                                                  2,436,087
                                                                                                -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $132,691,587) .....................               139,615,909
                                                                                                -----------
CONVERTIBLE BONDS -- 9.2%
Auto & Related -- 0.3%
  Exide Corp., 2.900%, 12/15/05 (e) ....................                   800,000                  511,000
                                                                                                -----------
Broadcasting -- 0.2%
  Comcast Corp., 1.125%, 4/15/07 .......................                   550,000                  354,750
                                                                                                -----------
Canadian -- 0.1%
  Rogers Communications, Inc., 2.000%, 11/26/05 ........                   250,000                  149,063
                                                                                                -----------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc.,
    5.500%, 5/01/06 (c) ................................                   550,000                    5,500
                                                                                                -----------
Computers -- 0.4%
  Cray Research, Inc., 6.125%, 2/01/11 .................                   463,000                  368,085
  Maxtor Corp., 5.750%, 3/01/12 ........................                   407,000                  284,900
                                                                                                -----------
                                                                                                    652,985
                                                                                                -----------
Electronics -- 0.6%
  Cirrus Logic, Inc., 6.000%, 12/15/03 (e) .............                   200,000                  154,250
  Richardson Electronics Ltd., 7.250%, 12/15/06 ........                   300,000                  246,000
  Zenith Corp., 6.250%, 4/01/11 ........................                 1,121,000                  655,785
                                                                                                -----------
                                                                                                  1,056,035
                                                                                                -----------
Environmental Services -- 1.3%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ......                   375,000                  292,969
  Ogden Corp., 5.750%, 10/20/02 ........................                   500,000                  476,250
  Ogden Corp., 6.000%, 6/01/02 .........................                   250,000                  228,437
  Thermo TerraTech, Inc., 4.625%, 5/01/03 (e) ..........                 1,500,000                1,335,000
                                                                                                -----------
                                                                                                  2,332,656
                                                                                                -----------
Foreign Issuer -- 1.7%
  Advanced Agro Public Co., 3.500%, 6/17/01 ............                   125,000                  100,000
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ........                   500,000                  162,500
  Banpu Public Co., 2.750%, 4/10/03 ....................                 1,455,000                  931,200
  Burns, Philp, 5.500%, 4/30/04 ........................                 1,000,000                  590,000
  Empresas ICA Sociedad, 5.000%, 3/15/04 ...............                   250,000                  197,187

Foreign Issuer -- continued
  Loxley Public Co., 2.500%, 4/04/01 ...................                   700,000                  350,000
  Samsung Co., 0.250%, 6/26/06 .........................                   450,000                  360,000
  Siam Commercial Bank Public Co.,
    3.250%, 1/24/04 ....................................                   225,000                   65,250
  Ssangyong Oil Refining Co., Inc.,
    3.000%, 12/31/04 ...................................                   250,000                   92,918
  Total Access Communication Public Co. Ltd., 2.000%,
    5/31/06 ............................................                   400,000                  172,000
                                                                                                -----------
                                                                                                  3,021,055
                                                                                                -----------
Home Builders -- 0.2%
  Schuler Homes, Inc., 6.500%, 1/15/03 .................                   400,000                  344,000
                                                                                                -----------
Oil & Gas -- 0.1%
  Houston Industries, Inc., 6.000%, 3/15/12 ............                   250,000                  227,500
                                                                                                -----------
Pharmaceutical -- 0.4%
  Glycomed, Inc., 7.500%, 1/01/03 ......................                   300,000                  276,000
  NABI, Inc., 6.500%, 2/01/03 ..........................                   525,000                  391,781
                                                                                                -----------
                                                                                                    667,781
                                                                                                -----------
Publishing -- 0.3%
  Scholastic Corp., 5.000%, 8/15/05 (e) ................                   500,000                  438,125
                                                                                                -----------
Real Estate Investment Trusts -- 1.5%
  Federal Realty Investors Trust, 5.250%, 10/28/03 .....                 1,750,000                1,627,500
  Meditrust Corp., 7.500%, 3/01/01 .....................                   150,000                  181,313
  Rockefeller Properties, Zero Coupon Bond,
    12/31/00 ...........................................                   650,000                  466,375
  Sizeler Property Investors, Inc., 8.000%, 7/15/03 ....                   250,000                  240,000
                                                                                                -----------
                                                                                                  2,515,188
                                                                                                -----------
Restaurants -- 1.6%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 ......                   500,000                   73,125
  Boston Chicken, Inc., 4.500%, 2/01/04 ................                   750,000                  367,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ...........                   750,000                  517,500
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ............                 4,089,000                1,676,490
  TPI Enterprises, Inc., 8.250%, 7/15/02 ...............                   100,000                   82,000
                                                                                                -----------
                                                                                                  2,716,615
                                                                                                -----------
Telecommunications -- 0.1%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ........                   350,000                  231,000
                                                                                                -----------
Textile & Apparel -- 0.3%
  Dixie Yarns, Inc., 7.000%, 5/15/12 ...................                   200,000                  176,500
  Fieldcrest Cannon, Inc., 6.000%, 3/15/12 .............                   440,000                  356,400
                                                                                                -----------
                                                                                                    532,900
                                                                                                -----------
Trucking & Leasing -- 0.1%
  Worldway Corp., 6.250%, 4/15/11 ......................                   250,000                  182,500
                                                                                                -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $18,717,855) ......................                                         15,938,653
                                                                                                -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $151,409,442) .....................                                        155,554,562
                                                                                                -----------
                                                                          Shares
-----------------------------------------------------------------------------------------------------------
Common Stocks -- 0.0% of Total Net Assets
Telecommunications -- 0.0%
  Nextel Communications, Inc. (g) ......................                     1,084                   28,184
                                                                                                -----------
  TOTAL COMMON STOCKS
    (Identified Cost $17,492) ..........................                                             28,184
                                                                                                -----------

Preferred Stocks -- 2.2% of Total Net Assets

Building Materials -- 0.3%
  Owens Corning, 6.500% ................................                    10,000                  490,000
                                                                                                -----------
Chemicals -- Major -- 0.0%
  E.I. du Pont DeNemours & Co., $3.50 ..................                       250                   16,625
                                                                                                -----------
Computers -- 0.2%
  Unisys Corp., $3.75 ..................................                     9,000                  405,562
                                                                                                -----------
Metals -- 0.0%
  Aluminum Company of America, $3.75 ...................                       100                    7,163
                                                                                                -----------
Restaurants -- 0.0%
  Flagstar Corp., $2.25 (c) (d) ........................                    61,250                   23,275
                                                                                                -----------
Utilities -- 1.7%
  Arizona Public Service Co., $2.40 ....................                       460                   17,250
  Central Louisiana Electric, Inc., 4.750% .............                       850                   69,700
  Del Marva Power & Light Co., 4.000% ..................                       434                   27,668
  Entergy Louisiana, Inc., 4.440% ......................                       830                   53,120
  Entergy New Orleans, Inc., 4.360% ....................                        90                    5,771
  Entergy New Orleans, Inc., 4.750% ....................                     2,876                  200,960
  Jersey Central Power & Light Co., 4.000% .............                       300                   18,075
  MDU Resources Group, Inc., 5.100% ....................                     1,080                   96,930
  Nevada Power Co., 4.700% .............................                    11,600                  216,050
  Niagara Mohawk Power Corp., 3.600% ...................                       100                    4,650
  Niagara Mohawk Power Corp., 3.900% ...................                       100                    5,100
  Niagara Mohawk Power Corp., 4.400% ...................                     5,000                  230,000
  Niagara Mohawk Power Corp., 4.850% ...................                     2,850                  186,675
  Niagara Mohawk Power Corp., 6.500% ...................                     5,000                  111,875
  Niagara Mohawk Power Corp., 7.525% ...................                    57,131                1,453,270
  Niagara Mohawk Power Corp., 8.375% ...................                       500                   12,625
  Northern States Power Co., $4.11 .....................                       100                    6,750
  Public Service Electric & Gas Co., 4.180% ............                     1,950                  139,428
                                                                                                -----------
                                                                                                  2,855,897
                                                                                                -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $3,176,292) .......................                                          3,798,522
                                                                                                -----------

Short-Term Investment -- 1.1% of Total Net Assets

Repurchase Agreement with State Street Bank and Trust
  Co., dated 12/31/97 at 5.000% to be repurchased at
  $1,929,536 on 1/02/98 collateralized by $1,920,000
  U.S. Treasury Note, 5.875%, due 1/31/99 with a value
  of $1,970,198 ........................................               $ 1,929,000             $  1,929,000
                                                                                               ------------
TOTAL SHORT-TERM INVESTMENT
  (Identified Cost $1,929,000) .........................                                          1,929,000
                                                                                               ------------
TOTAL INVESTMENTS --
  (IDENTIFIED COST $156,532,226) (h) ...................                                       $161,310,268
                                                                                               ============

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Company in Chapter 11 Bankruptcy.
(d) Security in default.
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) All or a portion of income may be received as additional securities.
(g) Non-income producing security.
(h) At December 31, 1997, the net unrealized appreciation on investments based on cost of
    $156,532,226 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $12,690,140 and $7,912,098, respectively, resulting in net unrealized appreciation of
    $4,778,042.

     Key to Abbreviations:

      CAD = Canadian Dollar               USD = United States Dollar
      NZD = New Zealand Dollar            ZAR = South African Rand

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

LOOMIS SAYLES HIGH YIELD FIXED  INCOME FUND
Portfolio of Investments -- as of December 31, 1997

                                                                          Face
                                                                         Amount            Value (a)
-----------------------------------------------------------------------------------------------------------
Bonds And Notes -- 89.8% of Total Net Assets
NON CONVERTIBLE BONDS -- 65.7%
Broadcasting -- 0.8%
  CBS, Inc., 7.125%, 11/01/23 ..........................                $  250,000              $   226,825
                                                                                                -----------
Canadian -- 7.3%
  Call-Net Enterprises, Inc., Zero Coupon Bond, 8/15/07
    (step to 9.270% on 8/15/02) (b) ....................  USD              250,000                  169,375
  Clearnet Communications, Inc., Zero Coupon Bond,
    8/13/07 (step to 11.750% on 8/13/02) (b) ...........  CAD            2,000,000                  892,201
  International Semi-Tech Corp., Zero Coupon Bond,
    8/15/03 (step to 11.500% on 8/15/00) (b) ...........  USD            1,000,000                  360,000
  Microcell Telecommunications, Inc., Zero Coupon Bond,
    10/15/07 (step to 11.125% on 10/15/02) (b) (c) .....  CAD              710,000                  275,743
  Rogers Cablesystems Ltd., 9.650%, 1/15/14 ............  CAD              200,000                  151,149
  Rogers Communications, Inc., 8.875%, 7/15/07 .........  USD              250,000                  250,000
                                                                                                -----------
                                                                                                  2,098,468
                                                                                                -----------
Communications -- 5.5%
  Arch Communications Group, Inc., Zero Coupon Bond, 3/15/
    08 (step to 10.875% on 3/15/01) (b) ................                 1,425,000                  876,375
  Century Communications Corp., Zero Coupon Bond,
    3/15/03 ............................................                 1,125,000                  720,000
                                                                                                -----------
                                                                                                  1,596,375
                                                                                                -----------
Computers -- 1.7%
  Apple Computer, Inc., 6.500%, 2/15/04 ................                   600,000                  498,000
                                                                                                -----------
Electronics -- 1.4%
  Westinghouse Electric Corp., 7.875%, 9/01/23 .........                   400,000                  400,764
                                                                                                -----------
Food & Beverage -- 2.3%
  Borden, Inc., 7.875%, 2/15/23 ........................                   670,000                  674,141
                                                                                                -----------
Foreign Government/Agency -- 15.7%
  Petroleos Mexicanos, Medium Term,
    8.625%, 12/01/23 (c) ...............................                   500,000                  470,000
  Republic of Argentina, 9.750%, 9/19/27 ...............                   250,000                  239,000
  Republic of Brazil, 10.125%, 5/15/27 .................                 1,200,000                1,125,000
  Republic of Brazil C Bond, 8.000%, 4/15/14 (d) .......                   570,130                  447,552
  Republic of Ecuador, 6.688%, 2/27/15 (d) (e) .........                   546,780                  336,981
  Republic of Panama, 3.750%, 7/17/14 (step to 4.000% on
    7/17/98) (b) .......................................                   150,000                  115,687
  Republic of Panama, 8.875%, 9/30/27 ..................                   250,000                  231,875
  Republic of Peru, 3.250%, 3/07/17 (step to 3.750% on 3/
    07/99) (b) .........................................                 1,500,000                  888,750
  Republic of Venezuela, 9.250%, 9/15/27 ...............                   750,000                  668,625
                                                                                                -----------
                                                                                                  4,523,470
                                                                                                -----------
Foreign Issuer -- 19.1%
  Bangko Sentral Pilipinas, 8.600%, 6/15/27 ............                   500,000                  398,700
  Bangkok Bank Public Co. Ltd., 8.250%, 3/15/16 (c) ....                   250,000                  192,357
  Bangkok Bank Public Co. Ltd., 8.375%, 1/15/27 (c) ....                   450,000                  283,500
  Export Import Bank of Korea, 6.375%, 2/15/06 .........                   700,000                  532,000
  Hyundai Motor Co. Ltd., 7.600%, 7/15/07 (c) ..........                   500,000                  355,000
  Industrial Finance Corp. of Thailand,
    7.375%, 1/14/07 (c) ................................                   250,000                  194,847
  Korea Development Bank, 6.625%, 11/21/03 .............                   250,000                  196,375
  Murrin Murrin Holdings Property Ltd.,
    9.375%, 8/31/07 (c) ................................                   150,000                  148,500
  Philippine Long Distance Telephone Co.,
    8.350%, 3/06/17 ....................................                   250,000                  206,875
  Pindo Deli Finance Mauritius Ltd.,
    10.875%, 10/01/27 (c) ..............................                   750,000                  600,000
  Pycsa Panama SA, 10.280%, 12/15/12 (c) ...............                   125,000                  118,538
  Quezon Power Philippines Co., 8.860%, 6/15/17 ........                   500,000                  423,300
  Samsung Electronics Co. Ltd., 8.500%, 11/01/02 .......                   500,000                  425,000
  Siam Commercial Bank Public Co.,
    7.500%, 3/15/06 (c) ................................                   300,000                  225,000
  TFM SA de CV, Zero Coupon Bond, 6/15/09 (step to 11.750%
    on 6/15/02) (b) (c) ................................                 1,000,000                  620,000
  Tjiwi Kimia Finance Mauritius Ltd., 10.000%,
    8/01/04 (c) ........................................                   300,000                  251,250
  Total Access Communication Public Co. Ltd., 7.625%,
    11/04/01 (c) .......................................                   375,000                  195,000
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 (c) .......................................                   300,000                  150,000
                                                                                                -----------
                                                                                                  5,516,242
                                                                                                -----------
Metals -- 0.3%
  Midland Ross Corp., 6.000%, 2/15/07 ..................                   113,000                   92,558
                                                                                                -----------
Restaurants -- 0.5%
  Flagstar Corp., 11.250%, 11/01/04 (f) (g) ............                   350,000                  140,000
                                                                                                -----------
Retail -- General -- 4.3%
  K Mart Corp., 7.950%, 2/01/23 ........................                 1,000,000                  966,250
  K Mart Pass Thru, 8.540%, 1/02/15 ....................                   157,660                  159,107
  Penn Traffic Co., 9.625%, 4/15/05 ....................                   175,000                  110,688
                                                                                                -----------
                                                                                                  1,236,045
                                                                                                -----------
Telecommunications -- 5.1%
  Hyperion Telecommunications, Inc., Zero Coupon Bond,
    4/15/03 (step to 13.000% on 4/15/01) (b) ...........                   250,000                  183,125
  Intercel, Inc., Zero Coupon Bond, 2/01/06 (step to
    12.000% on 2/01/01) (b) ............................                 1,200,000                  900,000
  Nextel Communications, Inc., Zero Coupon Bond,
    8/15/04 (step to 9.750% on 2/15/99) (b) ............                   300,000                  267,000
  Nextel Communications, Inc., Zero Coupon Bond,
    9/15/07 (step to 10.650% on 9/15/02) (b) (c) .......                   175,000                  110,688
                                                                                                -----------
                                                                                                  1,460,813
                                                                                                -----------
Textile & Apparel -- 1.7%
  Phillips Van Heusen Corp., 7.750%, 11/15/23 ..........                   500,000                  489,920
                                                                                                -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $19,059,131) ......................                                         18,953,621
                                                                                                -----------
CONVERTIBLE BONDS -- 24.1%

Auto & Related -- 1.3%
  Exide Corp., 2.900%, 12/15/05 (c) ....................                   600,000                  383,250
                                                                                                -----------
Broadcasting -- 1.7%
  Comcast Corp., 1.125%, 4/15/07 .......................                   750,000                  483,750
                                                                                                -----------
Commercial Services -- 0.0%
  Molten Metal Technology, Inc., 5.500%, 5/01/06 (f) ...                   300,000                    3,000
                                                                                                -----------
Computers -- 1.1%
  Apple Computer, Inc., 6.000%, 6/01/01 ................                    50,000                   40,250
  Cray Research, Inc., 6.125%, 2/01/11 .................                   200,000                  159,000
  Maxtor Corp., 5.750%, 3/01/12 ........................                   120,000                   84,000
  Telxon Corp., 5.750%, 1/01/03 ........................                    25,000                   26,406
                                                                                                -----------
                                                                                                    309,656
                                                                                                -----------
Electronics -- 2.1%
  Cirrus Logic, Inc., 6.000%, 12/15/03 (c) .............                   500,000                  385,625
  LTX Corp., 7.250%, 4/15/11 ...........................                    50,000                   28,750
  Richardson Electronics Ltd., 7.250%, 12/15/06 ........                   100,000                   82,000
  Zenith Corp., 6.250%, 4/01/11 ........................                   166,000                   97,110
                                                                                                -----------
                                                                                                    593,485
                                                                                                -----------
Environmental Services -- 0.5%
  Air & Water Technologies Corp., 8.000%, 5/15/15 ......                   175,000                  136,719
                                                                                                -----------
Foreign Issuer -- 6.6%
  Advanced Agro Public Co., 3.500%, 6/17/01 ............                   575,000                  460,000
  Ashanti Capital, 5.500%, 3/15/03 .....................                   200,000                  149,250
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ........                   450,000                  146,250
  Banpu Public Co., 2.750%, 4/10/03 ....................                   150,000                   96,000
  Empresas ICA Sociedad, 5.000%, 3/15/04 ...............                   400,000                  315,500
  Loxley Public Co., 2.500%, 4/04/01 ...................                   200,000                  100,000
  Samsung Electronics Co. Ltd., Zero Coupon Bond,
    12/31/07 ...........................................                   250,000                  174,167
  Sappi BVI Finance, 7.500%, 8/01/02 ...................                   200,000                  187,000
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .....                   850,000                  246,500
  Total Access Communication Public Co. Ltd., 2.000%,
    5/31/06 ............................................                   100,000                   43,000
                                                                                                -----------
                                                                                                  1,917,667
                                                                                                -----------
Health Care -- Services -- 0.1%
  Physicians Resource Group, Inc., 6.000%, 12/01/01 (c)                     50,000                   38,063
                                                                                                -----------
Home Builders -- 0.5%
  Schuler Homes, Inc., 6.500%, 1/15/03 .................                   175,000                  150,500
                                                                                                -----------
Metals -- 0.5%
  Battle Mountain Gold Co., 6.000%, 1/04/05 ............                   200,000                  136,000
                                                                                                -----------
Miscellaneous -- 0.7%
  Veterinary Centers of America, Inc., 5.250%, 5/01/06 .                   295,000                  215,350
                                                                                                -----------
Pharmaceutical -- 1.6%
  Glycomed, Inc., 7.500%, 1/01/03 ......................                    50,000                   46,000
  NABI, Inc., 6.500%, 2/01/03 ..........................                   575,000                  429,094
                                                                                                -----------
                                                                                                    475,094
                                                                                                -----------
Restaurants -- 4.3%
  Boston Chicken, Inc., Zero Coupon Bond, 6/01/15 ......                 1,000,000                  146,250
  Boston Chicken, Inc., 4.500%, 2/01/04 ................                   500,000                  245,000
  Boston Chicken, Inc., 7.750%, 5/01/04 ................                   250,000                  157,500
  Einstein/Noah Bagel Corp., 7.250%, 6/01/04 ...........                   125,000                   86,250
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ............                 1,200,000                  492,000
  TPI Enterprises, Inc., 8.250%, 7/15/02 ...............                   150,000                  123,000
                                                                                                -----------
                                                                                                  1,250,000
                                                                                                -----------
Retail -- Specialty -- 1.5%
  Bell Sports Corp., 4.250%, 11/15/00 ..................                   275,000                  233,062
  CML Group, Inc., 5.500%, 1/15/03 .....................                   145,000                  108,750
  Jacobson Stores, Inc., 6.750%, 12/15/11 ..............                   100,000                   84,250
                                                                                                -----------
                                                                                                    426,062
                                                                                                -----------
Telecommunications -- 1.0%
  Broadband Technologies, Inc., 5.000%, 5/15/01 ........                   415,000                  273,900
                                                                                                -----------
Textile & Apparel -- 0.5%
  Converse, Inc., 7.000%, 6/01/04 ......................                   125,000                   71,562
  Dixie Yarns, Inc., 7.000%, 5/15/12 ...................                    65,000                   57,363
                                                                                                -----------
                                                                                                    128,925
                                                                                                -----------
Trucking & Leasing -- 0.1%
  Worldway Corp., 6.250%, 4/15/11 ......................                    50,000                   36,500
                                                                                                -----------
TOTAL CONVERTIBLE BONDS
  (Identified Cost $8,094,969) .........................                                          6,957,921
                                                                                                -----------
TOTAL BONDS AND NOTES
  (Identified Cost $27,154,100) ........................                                         25,911,542
                                                                                                -----------

Common Stocks -- 3.8% of Total Net Assets

Foreign Issuer -- 0.2%
  Siam Commercial Bank Public Co. ......................                    52,000                   59,397
                                                                                                -----------
Real Estate Investment Trusts -- 0.9%
  Associated Estates Realty Corp. ......................                     8,500                  201,344
  Berkshire Realty Co., Inc. ...........................                     4,500                   54,000
                                                                                                -----------
                                                                                                    255,344
                                                                                                -----------
Telecommunications -- 0.0%
  Nextel Communications, Inc. (h) ......................                       464                   12,064
                                                                                                -----------
Utilities -- 2.7%
  Eastern Utilities Associates .........................                    29,800                  782,250
                                                                                                -----------
  TOTAL COMMON STOCKS
    (Identified Cost $985,064) .........................                 1,109,055
                                                                                                -----------
                                                                                                -----------

Preferred Stocks -- 4.3% of Total Net Assets

Metals -- 1.3%
  Bethlehem Steel Corp., $3.50 (c) .....................                     9,000                  373,500
                                                                                                -----------
Oil & Gas -- 0.8%
  Kelley Oil & Gas, $2.625 .............................                       750                   16,500
  McDermott, Inc., $2.20 ...............................                     5,500                  209,000
                                                                                                -----------
                                                                                                    225,500
                                                                                                -----------
Telecommunications -- 1.7%
  Hyperion Telecommunications, Inc. 12.875% (d) ........                       500                  503,750
                                                                                                -----------
Utilities -- 0.5%
  Niagara Mohawk Power Corp., 3.600% ...................                     1,350                   62,775
  Niagara Mohawk Power Corp., 4.100% ...................                       700                   39,550
  Niagara Mohawk Power Corp., 7.525% ...................                     1,695                   43,117
                                                                                                -----------
                                                                                                    145,442
                                                                                                -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,132,844) .......................                                          1,248,192
                                                                                                -----------

Short-Term Investment -- 6.7% of Total Net Assets

  Repurchase Agreement with State Street Bank and Trust
    Co., dated 12/31/97 at 5.000% to be repurchased at
    $1,931,537 on 1/02/98 collateralized by $1,920,000
    U.S. Treasury Note, 5.875%,
    due 1/31/99 with a value of $1,970,198 .............                $1,931,000              $ 1,931,000
                                                                                                -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,931,000) .......................                                          1,931,000
                                                                                                -----------
  TOTAL INVESTMENTS -- (IDENTIFIED COST $31,203,008) (i)                                        $30,199,789
                                                                                                ===========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d) All or a portion of income may be received as additional securities.
(e) Floating Rate Bond: Coupon is six month London Interbank Overnight Rate (LIBOR) plus .8125%.
(f) Company in Chapter 11 Bankruptcy.
(g) Security in default.
(h) Non-income producing security.
(i) At December 31, 1997, the net unrealized depreciation on investments based on cost of
    $31,202,304 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $1,420,785 and $2,423,300, respectively, resulting in net unrealized depreciation of
    $1,002,515.

     Key to Abbreviations:

CAD = Canadian Dollar
USD = United States Dollar

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-----------------------------------------------------------------------------------------------------------

LOOMIS SAYLES INVESTMENT GRADE FIXED INCOME FUND
Portfolio of Investments -- as of December 31, 1997
                                                                          Face
                                                                         Amount               Value (a)
-----------------------------------------------------------------------------------------------------------
Bonds And Notes -- 94.4% of Total Net Assets

NON-CONVERTIBLE BONDS -- 87.1%

Airlines -- 0.6%
  United Airlines Pass Thru, 7.870%, 1/30/19 ...........               $   500,000              $   539,035
                                                                                                -----------
Banking & Finance -- 1.9%
  First Union Institutional Trust, 7.850%, 1/01/27 .....                 1,000,000                1,034,350
  First Union Institutional Trust, 8.040%, 12/01/26 ....                   500,000                  532,274
                                                                                                -----------
                                                                                                  1,566,624
                                                                                                -----------
Canadian -- 19.3%
  Canadian Government, Zero Coupon Bond, 6/01/21 .......  CAD              750,000                  129,947
  Canadian Government, Zero Coupon Bond, 6/01/25 .......  CAD           29,050,000                3,981,784
  MacMillan Bloedel, 7.700%, 2/15/26 ...................  USD              305,000                  316,608
  Ontario Hydro, 8.900%, 8/18/22 .......................  CAD            1,175,000                1,092,490
  Province of Alberta, 5.930%, 9/16/16 .................  CAD              750,000                  529,180
  Province of British Columbia, Zero Coupon Bond,
    8/23/13 ............................................  CAD            5,000,000                1,328,155
  Province of British Columbia, Zero Coupon Bond,
    6/09/14 ............................................  CAD            1,000,000                  252,266
  Province of British Columbia, Zero Coupon Bond,
    9/05/20 ............................................  CAD            3,300,000                  563,913
  Province of British Columbia, Zero Coupon Bond,
    6/09/22 ............................................  CAD            4,000,000                  612,715
  Province of British Columbia, Zero Coupon Bond,
    8/19/22 ............................................  CAD            4,195,000                  634,952
  Province of British Columbia, Zero Coupon Bond,
    11/19/27 ...........................................  CAD            1,500,000                  165,561
  Province of British Columbia, 8.000%, 9/08/23 ........  CAD              750,000                  643,749
  Province of Manitoba, 6.500%, 9/22/17 ................  CAD            1,825,000                1,336,584
  Province of Manitoba, 7.750%, 12/22/25 ...............  CAD            3,100,000                2,627,098
  Province of Saskatchewan, Zero Coupon Bond,
    4/10/14 ............................................  CAD            2,500,000                  638,011
  Province of Saskatchewan, 8.750%, 5/30/25 ............  CAD            1,250,000                1,158,550
                                                                                                -----------
                                                                                                 16,011,563
                                                                                                -----------
Communications -- 0.4%
  Arch Communications Group, Inc., Zero Coupon Bond, 3/
    15/08 (step to 10.875% on 3/15/01) (b) .............                   575,000                  353,625
                                                                                                -----------
Computers -- 0.4%
  Apple Computer, Inc., 6.500%, 2/15/04 ................                   100,000                   83,000
  Seagate Technology, Inc., 7.875%, 3/01/17 ............                   200,000                  208,024
  Streamlogic Corp., 14.000%, 10/07/98 (c) (d) .........                     5,440                    1,632
                                                                                                -----------
                                                                                                    292,656
                                                                                                -----------
Electronics -- 0.3%
  Pioneer Standard Electronics, Inc., 8.500%, 8/01/06 ..                   250,000                  264,896
                                                                                                -----------
Entertainment -- 3.4%
  Time Warner Entertainment Co., 7.570%, 2/01/24 .......                 2,300,000                2,406,145
  Time Warner Entertainment Co., 8.050%, 1/15/16 .......                   365,000                  394,258
                                                                                                -----------
                                                                                                  2,800,403
                                                                                                -----------
Food & Beverage -- 0.2%
  Borden, Inc., 7.875%, 2/15/23 ........................                   200,000                  201,236
                                                                                                -----------
Foreign Government/Agency -- 7.5%
  Government of Poland, 4.000%, 10/27/14 (step to 5.000%
    on 10/27/98) (b) ...................................  USD            1,650,000                1,425,270
  Republic of Brazil, 10.125%, 5/15/27 .................  USD            1,300,000                1,218,750
  Republic of Brazil C Bond, 8.000%, 4/15/14 (e) .......  USD            2,850,650                2,237,760
  Republic of South Africa, 8.375%, 10/17/06 ...........  USD              100,000                  102,354
  Republic of South Africa, 12.000%, 2/28/05 ...........  ZAR            4,250,000                  806,431
  Republic of South Africa, 12.500%, 12/21/06 ..........  ZAR            2,350,000                  448,850
                                                                                                -----------
                                                                                                  6,239,415
                                                                                                -----------
Foreign Issuer -- 5.3%
  Bangkok Bank Public Co. Ltd., 8.375%,
    1/15/27 (f) ........................................                 2,250,000                1,417,500
  Industrial Finance Corp. of Thailand, 6.875%,
    4/01/03 (f) ........................................                   575,000                  487,634
  Pan Pacific Industrial Investment Plc, Zero Coupon
    Bond, 4/28/07 (f) ..................................                   825,000                  246,799
  Perez Companc SA, 8.125%, 7/15/07 (f) ................                   350,000                  336,875
  Pindo Deli Finance Mauritius Ltd., 10.875%,
    10/01/27 (f) .......................................                   100,000                   80,000
  Samsung Electronics Co. Ltd., 7.700%,
    10/01/27 (f) .......................................                 1,250,000                  862,500
  Tata Electric Co., 8.500%, 8/19/17 (f) ...............                 1,000,000                  891,660
  Total Access Communication Public Co. Ltd., 8.375%,
    11/04/06 (f) .......................................                   150,000                   75,000
                                                                                                -----------
                                                                                                  4,397,968
                                                                                                -----------
Government Agencies -- 5.2%
  Federal National Mortgage Association, Zero Coupon
    Bond, 10/29/07 .....................................  NZD            5,700,000              $ 1,655,748
  Federal National Mortgage Association,
    6.000%, 11/25/08 (e) ...............................  USD              933,742                  880,342
  International Bank of Reconstruction & Development,
    Zero Coupon Bond, 8/20/07 ..........................  NZD            2,900,000                  850,984
  International Bank of Reconstruction & Development,
    8.000%, 5/23/07 ....................................  NZD            1,505,000                  895,057
                                                                                                -----------
                                                                                                  4,282,131
                                                                                                -----------
Home Builders -- 3.6%
  Pulte Corp., 7.000%, 12/15/03 ........................                   188,000                  191,435
  Pulte Corp., 7.300%, 10/24/05 ........................                   200,000                  205,418
  Pulte Corp., 7.625%, 10/15/17 ........................                 2,500,000                2,577,000
                                                                                                -----------
                                                                                                  2,973,853
                                                                                                -----------
Insurance -- 0.3%
  Sun Life Canada US Capital Trust I, 8.526%,
    5/29/49 (f) ........................................                   250,000                  276,010
                                                                                                -----------
Oil & Gas -- 2.4%
  Mitchell Energy and Development Corp., 6.750%,
    2/15/04 ............................................                   300,000                  296,568
  NGC Corporation Capital Trust I, 8.316%, 6/01/27 .....                   100,000                  113,809
  Seagull Energy Corp., 7.500%, 9/15/27 ................                 1,500,000                1,553,535
                                                                                                -----------
                                                                                                  1,963,912
                                                                                                -----------
Paper Products -- 4.3%
  Champion International, 7.350%, 11/01/25 .............                   950,000                  979,952
  Georgia Pacific Corp., 7.375%, 12/01/25 ..............                 1,800,000                1,833,966
  Mead Corp., 7.125%, 8/01/25 ..........................                   250,000                  244,642
  Westvaco Corp., 7.000%, 8/15/23 ......................                   500,000                  498,410
                                                                                                -----------
                                                                                                  3,556,970
                                                                                                -----------
Real Estate Investment Trusts -- 4.3%
  Camden Property Trust, 7.000%, 11/15/06 ..............                   500,000                  507,390
  First Industrial, 7.500%, 12/01/17 ...................                 2,500,000                2,529,000
  Trinet Corporate Realty Trust, Inc., 7.700%, 7/15/17 ..                  500,000                  511,385
                                                                                                -----------
                                                                                                  3,547,775
                                                                                                -----------

Retail -- General -- 1.0%
  Dillon Read Structured Finance Corp.,
    8.375%, 8/15/15 ....................................                   300,000                  294,000
  Woolworth Corp., 8.500%, 1/15/22 .....................                   500,000                  562,800
                                                                                                -----------
                                                                                                    856,800
                                                                                                -----------
Taxable Municipal -- 0.8%
  Orange County, California Pension Obligation, Zero
    Coupon Bond, 9/01/16 ...............................                 2,500,000                  673,575
                                                                                                -----------
Telecommunications -- 4.7%
  TCI Communications, Inc., 7.875%, 8/01/13 ............                   100,000                  107,557
  TCI Communications, Inc., 7.875%, 2/15/26 ............                 3,470,000                3,756,518
                                                                                                -----------
                                                                                                  3,864,075
                                                                                                -----------
Textile & Apparel -- 2.2%
  Burlington Industries, Inc., 7.250%, 8/01/27 .........                   250,000                  262,798
  Fruit of the Loom, Inc., 7.375%, 11/15/23 ............                   550,000                  522,577
  Kellwood Co., 7.625%, 10/15/17 .......................                 1,000,000                1,025,570
                                                                                                -----------
                                                                                                  1,810,945
                                                                                                -----------
Tobacco -- 7.5%
  Loews Corp., 7.000%, 10/15/23 ........................                   250,000                  243,395
  Philip Morris Cos., Inc., 7.750%, 1/15/27 ............                 2,850,000                3,077,829
  RJR Nabisco, Inc., 7.625%, 9/15/03 ...................                   900,000                  919,908
  RJR Nabisco, Inc., 8.750%, 8/15/05 ...................                   150,000                  161,840
  RJR Nabisco, Inc., 9.250%, 8/15/13 ...................                 1,650,000                1,851,382
                                                                                                -----------
                                                                                                  6,254,354
                                                                                                -----------
Transportation -- 0.7%
  American President Companies Ltd.,
    7.125%, 11/15/03 ...................................                   500,000                  485,625
  American President Companies Ltd.,
    8.000%, 1/15/24 ....................................                   100,000                  100,416
                                                                                                -----------
                                                                                                    586,041
                                                                                                -----------
U.S. Government -- 8.7%
  U.S. Treasury Bonds, 6.000%, 2/15/26 .................                 6,550,000                6,541,812
  U.S. Treasury Strips, Zero Coupon Bond, 8/15/20 ......                 2,500,000                  641,475
                                                                                                -----------
                                                                                                  7,183,287
                                                                                                -----------
Utilities -- 2.1%
  Boston Edison Co., 7.800%, 3/15/23 ...................                   250,000                  262,394
  Comed Financing II, 8.500%, 1/15/27 ..................                 1,000,000                1,070,760
  Commonwealth Edison Co., 4.750%, 12/01/11 ............                   143,000                  116,409
  GGIB Funding Corp., 7.430%, 1/15/11 ..................                   300,910                  303,312
                                                                                                -----------
                                                                                                  1,752,875
                                                                                                -----------
  TOTAL NON-CONVERTIBLE BONDS
    (Identified Cost $68,755,725) ......................                                         72,250,024
                                                                                                -----------
CONVERTIBLE BONDS -- 7.3%

Chemicals -- Major -- 0.2%
  FMC Corp., 6.750%, 1/16/05 ...........................                   170,000                  153,000
                                                                                                -----------
Computers -- 0.1%
  Maxtor Corp., 5.750%, 3/01/12 ........................                   150,000                  105,000
                                                                                                -----------
Electronics -- 0.1%
  Richardson Electronics Ltd., 7.250%, 12/15/06 ........                    50,000                   41,000
  Zenith Corp., 6.250%, 4/01/11 ........................                    71,000                   41,535
                                                                                                -----------
                                                                                                     82,535
                                                                                                -----------
Environmental Services -- 2.3%
  Ogden Corp., 5.750%, 10/20/02 ........................                   600,000                  571,500
  Thermo TerraTech, Inc., 4.625%, 5/01/03 (f) ..........                 1,500,000                1,335,000
                                                                                                -----------
                                                                                                  1,906,500
                                                                                                -----------
Foreign Issuer -- 2.2%
  Bangkok Bank Public Co. Ltd., 3.250%, 3/03/04 ........                   400,000                  130,000
  Banpu Public Co., 2.750%, 4/10/03 ....................                   500,000                  320,000
  Burns, Philp, 5.500%, 4/30/04 ........................                   590,000                  348,100
  Empresas ICA Sociedad, 5.000%, 3/15/04 ...............                   100,000                   78,875
  Loxley Public Co., 2.500%, 4/04/01 ...................                 1,150,000                  575,000
  Samsung Co., 0.250%, 6/26/06 .........................                   245,000                  196,000
  Samsung Display Devices, 0.250%, 3/12/06 .............                   150,000                  122,250
  Siam Commercial Bank Public Co., 3.250%, 1/24/04 .....                   100,000                   29,000
  Ssangyong Oil Refining Co., Inc., 3.000%, 12/31/04 ...                   100,000                   37,167
                                                                                                -----------
                                                                                                  1,836,392
                                                                                                -----------
Oil & Gas -- 0.3%
  Houston Industries, Inc., 6.000%, 3/15/12 ............                   285,000                  259,350
                                                                                                -----------
Pharmaceutical -- 0.1%
  NABI, Inc., 6.500%, 2/01/03 ..........................                   100,000                   74,625
                                                                                                -----------
Publishing -- 0.5%
  Scholastic Corp., 5.000%, 8/15/05 (f) ................                   440,000                  385,550
                                                                                                -----------
Real Estate Investment Trusts -- 0.9%
  Federal Realty Investors Trust, 5.250%, 10/28/03 .....                   835,000                  776,550
                                                                                                -----------
Restaurants -- 0.3%
  Shoney's, Inc., Zero Coupon Bond, 4/11/04 ............                   525,000                  215,250
                                                                                                -----------
Retail -- Specialty -- 0.0%
  CML Group, Inc., 5.500%, 1/15/03 .....................                    50,000                   37,500
                                                                                                -----------
Trucking & Leasing -- 0.3%
  Builders Transportation, Inc., 6.500%, 5/01/11 (d) ...                   129,000                   63,210
  Worldway Corp., 6.250%, 4/15/11 ......................                   250,000                  182,500
                                                                                                -----------
                                                                                                    245,710
                                                                                                -----------
  TOTAL CONVERTIBLE BONDS
    (Identified Cost $7,363,832) .......................                 6,077,962
                                                                                                -----------
  TOTAL BONDS AND NOTES
    (Identified Cost $76,119,557) ......................                78,327,986
                                                                                                -----------

Preferred Stocks -- 1.8% of Total Net Assets

Chemicals -- Major -- 0.2%
  E.I. du Pont DeNemours & Co., $3.50 ..................                     2,150                  142,975
                                                                                                -----------
Metals -- 0.3%
  Aluminum Company of America, $3.75 ...................                     3,350                  239,944
                                                                                                -----------
Utilities -- 1.3%
  Arizona Public Service Co., $2.36 ....................                       246                    9,225
  Arizona Public Service Co., $2.40 ....................                       263                    9,862
  Central Louisiana Electric, Inc., 4.750% .............                       850                   69,700
  Connecticut Light & Power Co., $2.00 .................                     8,895                  217,927
  Connecticut Light & Power Co., $2.20 .................                       263                    7,233
  Dayton Power & Light Co., 3.750% .....................                       701                   39,957
  Del Marva Power & Light Co., 4.000% ..................                       350                   22,312
  Illinois Power Co., 4.080% ...........................                       400                   14,000
  Illinois Power Co., 4.200% ...........................                       100                    3,625
  Jersey Central Power & Light Co., 4.000% .............                     2,860                  172,315
  MDU Resources Group, Inc., 5.100% ....................                     1,080                   96,930
  Niagara Mohawk Power Corp., 7.525% ...................                     1,000                   25,437
  Niagara Mohawk Power Corp., 9.500% ...................                       200                    5,213
  Northern Indiana Public Service Co., 4.250% ..........                     2,060                  135,960
  Northern States Power Co., $4.08 .....................                        50                    3,413
  Northern States Power Co., $4.10 .....................                       100                    6,894
  Public Service Electric & Gas Co., 4.080% ............                       300                   21,300
  San Diego Gas & Electric Co., 4.500% .................                       100                    1,590
  Southern California Edison Co., 4.240% ...............                     5,700                  105,806
  Southern California Edison Co., 4.320% ...............                     8,080                  143,420
                                                                                                -----------
                                                                                                  1,112,119
                                                                                                -----------
  TOTAL PREFERRED STOCKS
    (Identified Cost $1,314,552) ........................                                         1,495,038
                                                                                                -----------
Short-Term Investment -- 2.0% of Total Net Assets
Repurchase Agreement with State Street Bank and Trust
  Co., dated 12/31/97 at 5.000% to be repurchased at
  $1,682,467 on 1/02/98 collateralized by $1,675,000
  U.S. Treasury Note, 5.875%,
  due 1/31/99 with a value of $1,718,793 ...............               $ 1,682,000              $ 1,682,000
                                                                                                -----------
  TOTAL SHORT-TERM INVESTMENT
    (Identified Cost $1,682,000) .......................                                          1,682,000
                                                                                                -----------
  TOTAL INVESTMENTS --
    (IDENTIFIED COST $79,116,109) (g) ...................                                       $81,505,024
                                                                                                ===========

(a) See Note 1.
(b) Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
(c) Company in Chapter 11 Bankruptcy.
(d) Security in default.
(e) All or a portion of income may be received as additional securities.
(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g) At December 31, 1997, the net unrealized appreciation on investments based on cost of
    $79,116,109 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,663,953 and $3,275,038, respectively, resulting in net unrealized appreciation of
    $2,388,915.

     Key to Abbreviations:

    CAD = Canadian Dollar               USD = United States Dollar
    NZD = New Zealand Dollar            ZAR = South African Rand

               See accompanying notes to financial statements.

                     [THIS PAGE LEFT INTENTIONALLY BLANK]

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                              California Tax-
                                                                Free Income
                                                                    Fund
                                                              ----------------
ASSETS
  Investments at value:
    Securities .............................................       $16,495,869
    Repurchase agreements ..................................                 0
                                                                   -----------
  Total investments ........................................        16,495,869
  Cash .....................................................            50,059
  Receivable for:
    Shares of the Fund sold ................................                 0
    Dividends and interest -- net ..........................           255,213
  Due from the adviser (Note 3) ............................            67,997
  Other assets (Note 1I) ...................................                 0
                                                                   -----------
                                                                    16,869,138
                                                                   -----------
LIABILITIES
  Payable for:
    Securities purchased ...................................                 0
    Shares of the Fund redeemed ............................                 0
  Accrued expenses:
    Management fees (Note 3) ...............................            20,946
    Trustees' fees (Note 3B) ...............................               357
    Accounting and administration (Note 3A) ................             1,334
    Other expenses .........................................            24,718
                                                                   -----------
                                                                        47,355
                                                                   -----------
NET ASSETS .................................................       $16,821,783
                                                                   ===========
  Net Assets consist of:
    Capital paid in ........................................        16,286,790
    Undistributed (or Distributions in excess of) net
      investment income ....................................             6,408
    Accumulated net realized gain (loss) ...................           (12,369)
    Unrealized appreciation (depreciation) on investments
      and foreign currency -- net ..........................           540,954
                                                                   -----------
NET ASSETS .................................................       $16,821,783
                                                                   ===========
Shares of beneficial interest outstanding, no par value ....         1,615,222
                                                                   ===========
Computation of offering price:

Net asset value and redemption price per share
  (Net assets / shares of beneficial interest outstanding) .       $     10.41
Identified cost of investments .............................       $15,954,915
                                                                   ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                                Investment
     Core             Core          Fixed        High Yield       Grade
 Fixed Income        Growth         Income      Fixed Income   Fixed Income
     Fund             Fund           Fund           Fund           Fund
  -----------      -----------   ------------    -----------    -----------

  $15,610,014      $36,738,204   $159,381,268    $28,268,789    $79,823,024
      154,000        2,744,000      1,929,000      1,931,000      1,682,000
  -----------      -----------   ------------    -----------    -----------
   15,764,014       39,482,204    161,310,268     30,199,789     81,505,024
          250              195            247            657            799

            0                0     10,000,000              0        138,134
      312,686           38,339      2,908,458        525,068      1,397,730
       63,136           61,253         61,652         60,749         65,897
        7,965                0              0              0              0
  -----------      -----------   ------------    -----------    -----------
   16,148,051       39,581,991    174,280,625     30,786,263     83,107,584
  -----------      -----------   ------------    -----------    -----------

            0          962,291        791,016      1,845,000              0
            0              527        190,026              0         27,090

       16,715           49,227        199,529         44,711         79,009
          357              357            357            357            357
          856            3,290         11,883          2,430          6,013
       20,224           22,732         39,738         21,761         31,167
  -----------      -----------   ------------    -----------    -----------
       38,152        1,038,424      1,232,549      1,914,259        143,636
  -----------      -----------   ------------    -----------    -----------
  $16,109,899      $38,543,567   $173,048,076    $28,872,004    $82,963,948
  ===========      ===========   ============    ===========    ===========

   15,764,013       35,029,380    167,010,763     29,594,894     80,053,056
            0                0         (8,315)           704        166,580
         (287)         (22,925)     1,273,994        279,763        361,316

      346,173        3,537,112      4,771,634     (1,003,357)     2,382,996
  -----------      -----------   ------------    -----------    -----------
  $16,109,899      $38,543,567   $173,048,076    $28,872,004    $82,963,948
  ===========      ===========   ============    ===========    ===========
    1,511,557        3,143,589     13,740,601      2,874,494      6,879,092
  ===========      ===========   ============    ===========    ===========

  $     10.66      $     12.26   $      12.59    $     10.04    $     12.06
  $15,417,841      $35,945,092   $156,532,226    $31,203,008    $79,116,109
  ===========      ===========   ============    ===========    ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1997

                                                                California Tax-
                                                                  Free Income
                                                                     Fund
                                                               ---------------
INVESTMENT INCOME
  Dividends* .................................................         $  0
  Interest ...................................................      817,538
                                                                 ----------
                                                                    817,538
                                                                 ----------
  Expenses
    Management fees (Note 3) .................................       77,450
    Trustees' fees and expenses (Note 3B) ....................        1,424
    Accounting and administrative fees (Note 3A) .............       10,983
    Custodian ................................................       45,134
    Transfer agent ...........................................       19,435
    Audit and tax services ...................................       15,643
    Legal ....................................................        7,909
    Printing .................................................        2,201
    Registration .............................................       35,475
    Amortization of organization expenses (Note 1I) ..........            0
    Miscellaneous ............................................        2,347
                                                                 ----------
                                                                    218,001
                                                                 ----------
    Less expenses waived and reimbursed by the investment
      adviser (Note 3) .......................................     (117,260)
                                                                 ----------
  Net investment income ......................................      716,797
                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
    Realized gain (loss) on investments and foreign currency
      -- net .................................................       20,418
    Unrealized appreciation (depreciation) on investments and
      foreign currency -- net ................................      367,627
                                                                 ----------
  Net gain (loss) on investments and foreign currency
    transactions .............................................      388,045
                                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........   $1,104,842
                                                                 ==========

* Net of foreign withholding taxes of $5,004, $982, and $576 for the Core Growth, Fixed Income, and High Yield Fixed Income Funds, respectively.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-----------------------------------------------------------------------------

                                                                Investment
     Core             Core           Fixed       High Yield       Grade
 Fixed Income        Growth         Income      Fixed Income   Fixed Income
     Fund             Fund           Fund           Fund           Fund
--------------    ------------    -----------   ------------   ------------

  $       0      $  418,649      $   373,312      $  124,243     $   94,088
    619,238          74,365        9,068,854       1,867,273      4,503,902
  ---------      ----------      -----------     -----------     ----------
    619,238         493,014        9,442,166       1,991,516      4,597,990
  ---------      ----------      -----------     -----------     ----------

     44,126         162,506          574,496         125,297        244,179
      1,424           1,424            1,424           1,424          1,424
      6,091          15,789           47,585          11,953         27,462
     38,347          36,910           87,788          41,518         64,885
      9,056          10,750           15,754           7,446         14,114
     10,003          13,573           15,622          10,200         15,623
      6,721           6,721            9,232           6,721          6,721
      1,105           5,474           15,525           3,641          8,258
     37,962          34,312           37,370          34,834         36,213
      2,409               0                0               0              0
      2,347           2,540            2,540             951          2,540
  ---------      ----------      -----------     -----------     ----------
    159,591         289,999          807,336         243,985        421,419
  ---------      ----------      -----------     -----------     ----------
   (102,202)        (78,709)         (60,854)        (88,172)       (85,697)
  ---------      ----------      -----------     -----------     ----------
    561,849         281,724        8,695,684       1,835,703      4,262,268
  ---------      ----------      -----------     -----------     ----------

     38,487       3,075,110        2,909,561       1,091,157      1,023,968

    257,800         601,974        1,883,711      (1,050,300)       704,886
  ---------      ----------      -----------     -----------     ----------
    296,287       3,677,084        4,793,272          40,857      1,728,854
  ---------      ----------      -----------     -----------     ----------
  $ 858,136      $3,958,808      $13,488,956     $ 1,876,560     $5,991,122
  =========      ==========      ===========     ===========     ==========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                              California Tax-Free Income Fund
                                            ------------------------------------
                                                Year Ended         Year Ended
                                            -----------------  -----------------
                                            December 31, 1997  December 31, 1996
                                            -----------------  -----------------

FROM OPERATIONS
  Net investment income ....................   $   716,797        $   485,327
  Net realized gain (loss) on investments
    and foreign currency -- net ............        20,418             12,506
  Unrealized appreciation (depreciation) on
    investments and foreign currency -- net        367,627             (7,191)
                                               -----------        -----------
  Increase (decrease) in net assets from
    operations .............................     1,104,842            490,642
                                               -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................      (719,537)          (476,675)
  Net realized gain on investments .........       (41,370)            (6,098)
                                               -----------        -----------
    Total distributions ....................      (760,907)          (482,773)
                                               -----------        -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares .........     3,727,583          5,559,420
  Net asset value of shares issued in connection
    with the reinvestment of:
    Dividends from net investment income ...       118,898             91,383
    Distributions from net realized gain on
      investments ..........................         8,267              1,043
                                               -----------        -----------
                                                 3,854,748          5,651,846
  Cost of shares redeemed ..................      (836,438)           (80,000)
                                               -----------        -----------
  Increase (decrease) in net assets derived
    from capital share transactions ........     3,018,310          5,571,846
                                               -----------        -----------
    Total increase (decrease) in net assets      3,362,245          5,579,715

NET ASSETS
  Beginning of period ......................    13,459,538          7,879,823
                                               -----------        -----------
  End of period ............................   $16,821,783        $13,459,538
                                               ===========        ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of period ......................      $  9,074        $       422
                                               ===========        ===========
  End of period ............................      $  6,408        $     9,074
                                               ===========        ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ...........       364,171            549,758
  Issued in connection with the reinvestment of:
    Dividends from net investment income ...        11,591              9,033
    Distributions from net realized gain on
      investments ..........................           795                102
                                               -----------        -----------
                                                   376,557            558,893
  Redeemed .................................       (82,667)            (7,835)
                                               -----------        -----------
  Net change ...............................       293,890            551,058
                                               ===========        ===========

*Commencement of operations on April 24, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
-----------------------------------------------------------------------------------------------------------------------

                Core Fixed Income Fund                                       Core Growth Fund
--------------------------------------------------------       -------------------------------------------------
       Year Ended                  For the Period Ended             Year Ended                  Year Ended
---------------------------       ----------------------       ---------------------       ---------------------
    December 31, 1997               December 31, 1996*           December 31, 1997           December 31, 1996
---------------------------       ----------------------       ---------------------       ---------------------

       $   561,849                     $   236,276                 $   281,724                  $   198,013

            38,487                          (3,622)                  3,075,110                    (334,718)

           257,800                          88,373                     601,974                    2,755,618
       -----------                     -----------                 -----------                  -----------

           858,136                         321,027                   3,958,808                    2,618,913
       -----------                     -----------                 -----------                  -----------

          (560,414)                       (234,245)                   (284,442)                    (198,587)
           (38,618)                              0                  (2,620,841)                           0
       -----------                     -----------                 -----------                  -----------
          (599,032)                       (234,245)                 (2,905,283)                    (198,587)
       -----------                     -----------                 -----------                  -----------

         9,230,953                       5,949,773                  12,883,954                   14,625,426

           561,173                         234,245                     284,442                      198,587

            37,859                               0                   2,620,841                            0
       -----------                     -----------                 -----------                  -----------
         9,829,985                       6,184,018                  15,789,237                   14,824,013
          (250,000)                              0                    (205,235)                  (2,947,260)
       -----------                     -----------                 -----------                  -----------

         9,579,985                       6,184,018                  15,584,002                   11,876,753
       -----------                     -----------                 -----------                  -----------
         9,839,089                       6,270,800                  16,637,527                   14,297,079

         6,270,810                              10                  21,906,040                    7,608,961
       -----------                     -----------                 -----------                  -----------
       $16,109,899                     $ 6,270,810                 $38,543,567                  $21,906,040
       ===========                     ===========                 ===========                  ===========

       $     2,031                     $         0                 $     1,831                  $     2,329
       ===========                     ===========                 ===========                  ===========
       $         0                     $     2,031                 $         0                  $     1,831
       ===========                     ===========                 ===========                  ===========

           860,234                         595,456                   1,009,708                    1,419,291

            52,693                          22,965                      23,613                       17,046

             3,555                               0                     217,859                            0
       -----------                     -----------                 -----------                  -----------
           916,482                         618,421                   1,251,180                    1,436,337
           (23,346)                              0                     (15,943)                    (287,257)
       -----------                     -----------                 -----------                  -----------
           893,136                         618,421                   1,235,237                    1,149,080
       ===========                     ===========                 ===========                  ===========

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS -- continued

                                                       Fixed Income Fund
                                            ------------------------------------
                                                Year Ended         Year Ended
                                            -----------------  -----------------
                                            December 31, 1997  December 31, 1996
                                            -----------------  -----------------

FROM OPERATIONS
  Net investment income ....................   $  8,695,684       $ 7,872,003
  Net realized gain (loss) on investments
    and foreign currency -- net ............      2,909,561         3,866,845
  Unrealized appreciation (depreciation) on
    investments and foreign currency  -- net      1,883,711          (950,519)
                                               ------------       -----------
  Increase in net assets from operations ...     13,488,956        10,788,329
                                               ------------       -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ....................     (8,861,805)       (7,817,191)
  Net realized gain on investments .........     (3,350,264)       (2,382,970)
                                               ------------       -----------
    Total distributions ....................    (12,212,069)      (10,200,161)
                                               ------------       -----------
FROM CAPITAL SHARES TRANSACTIONS
  Proceeds from the sale of shares .........     86,055,071        59,500,558
  Net asset value of shares issued in connection
    with the reinvestment of:
    Dividends from net investment income ...      8,742,552         6,322,412
    Distributions from net realized gain on
      investments ..........................      3,225,211         2,076,057
                                              -------------    ------------
                                                 98,022,834        67,899,027
  Cost of shares redeemed ..................    (17,997,654)      (35,072,997)
                                              -------------    ------------
  Increase (decrease) in net assets derived
    from capital share transactions ........     80,025,180        32,826,030
                                              -------------    ------------
    Total increase (decrease) in net assets      81,302,067        33,414,198

NET ASSETS
  Beginning of Period ......................     91,746,009        58,331,811
                                               ------------       -----------
  End of Period ............................   $173,048,076       $91,746,009
                                               ============       ===========
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of Period ......................   $    241,283       $    36,669
                                               ============       ===========
  End of Period ............................   $     (8,315)      $   241,283
                                               ============       ===========
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares ...........      6,599,478         4,931,492
  Issued in connection with the reinvestment of:
    Dividends from net investment income ...        694,846           521,906
    Distributions from net realized gain on
      investments ..........................        252,204           171,575
                                               ------------       -----------
                                                  7,546,528         5,624,973
  Redeemed .................................     (1,401,398)       (2,859,895)
                                               ------------       -----------
  Net change ...............................      6,145,130         2,765,078
                                               ============       ===========

*Commencement of operations on June 5, 1996.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------

             High Yield Fixed Income Fund                           Investment Grade Fixed Income Fund
    ------------------------------------------------           ---------------------------------------------
       Year Ended               For the Period Ended              Year Ended                  Year Ended
    -----------------           --------------------           -----------------           -----------------
    December 31, 1997             December 31, 1996*           December 31, 1997           December 31, 1996
    -----------------             -----------------            -----------------           -----------------

       $ 1,835,703                      $  160,475                 $ 4,262,268                 $ 2,262,850

         1,091,157                          13,644                   1,023,968                     978,367

        (1,050,300)                         46,943                     704,886                     214,006
       -----------                      ----------                 -----------                 -----------
         1,876,560                         221,062                   5,991,122                   3,455,223
       -----------                      ----------                 -----------                 -----------

        (1,834,725)                       (160,804)                 (4,113,289)                 (2,263,848)
          (811,668)                        (13,677)                   (884,327)                   (705,324)
       -----------                      ----------                 -----------                 -----------
        (2,646,393)                       (174,481)                 (4,997,616)                 (2,969,172)
       -----------                      ----------                 -----------                 -----------

        23,895,000                       2,879,339                  28,180,818                  27,581,022

         1,839,981                         160,804                   3,202,235                   1,438,020

           806,445                          13,677                     704,748                     534,572
       -----------                      ----------                 -----------                 -----------
        26,541,426                       3,053,820                  32,087,801                  29,553,614
                 0                               0                  (1,869,109)                   (103,745)
       -----------                      ----------                 -----------                 -----------

        26,541,426                       3,053,820                  30,218,692                  29,449,869
       -----------                      ----------                 -----------                 -----------
        25,771,593                       3,100,401                  31,212,198                  29,935,920

         3,100,411                              10                  51,751,750                  21,815,830
       -----------                      ----------                 -----------                 -----------
       $28,872,004                      $3,100,411                 $82,963,948                 $51,751,750
       ===========                      ==========                 ===========                 ===========

       $         0                      $        0                 $    43,660                 $   (19,837)
       ===========                      ==========                 ===========                 ===========
       $       704                      $        0                 $   166,580                 $    43,660
       ===========                      ==========                 ===========                 ===========

         2,304,814                         287,934                   2,322,895                   2,335,474

           183,995                          15,765                     269,640                     124,548

            80,644                           1,341                      58,314                      44,998
       -----------                      ----------                 -----------                 -----------
         2,569,453                         305,040                   2,650,849                   2,505,020
                 0                               0                    (154,352)                     (8,853)
       -----------                      ----------                 -----------                 -----------
         2,569,453                         305,040                   2,496,497                   2,496,167
       ===========                      ==========                 ===========                 ===========

               See accompanying notes to financial statements.


LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Year Ended December 31,

                                                                            California Tax-Free Income Fund
                                                                   -----------------------------------------------
                                                                    1997                1996                1995*
                                                                    ----                ----                -----
Net asset value, beginning of period ........................      $ 10.19             $ 10.23             $ 10.00
                                                                   -------             -------             -------
Income from investment operations -
  Net investment income (loss) ..............................         0.47                0.46                0.26
  Net realized and unrealized gain (loss) on investments ....         0.25               (0.04)               0.23
                                                                   -------             -------             -------
    Total from investment operations ........................         0.72                0.42                0.49
                                                                   -------             -------             -------
Less distributions -
  Dividends from net investment income ......................        (0.47)              (0.45)              (0.26)
  Distributions from net realized capital gains .............        (0.03)              (0.01)               0.00
                                                                   -------             -------             -------
    Total distributions .....................................        (0.50)              (0.46)              (0.26)
                                                                   -------             -------             -------
Net asset value, end of period ..............................      $ 10.41             $ 10.19             $ 10.23
                                                                   =======             =======             =======
Total return (%)(a)(c) ......................................          7.3                 4.1                 4.9
Net assets, end of period (000) .............................      $16,822             $13,460             $ 7,880
Ratio of operating expenses to average
  net assets (%)(b)(d) ......................................         0.65                0.65                0.65
Ratio of net investment income to average
  net assets (%)(b) .........................................         4.62                4.58                5.30
Portfolio turnover rate (%)(a) ..............................         23.5                17.5                18.4
Average commission rate (e) .................................         --                  --                  --
The ratios of expenses to average net assets without giving
  effect to the voluntary expense limitations described in
  Note 3 to the Financial Statements would have been (%)(b)           1.41                1.26                1.62
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ..............      $  0.39             $  0.40             $  0.22

  * Commencement of operations on June 1, 1995.
  + Commencement of operations on April 24, 1996.
 ++ Commencement of operations on October 1, 1995.
(a) Periods less than one year are not annualized.
(b) Annualized for periods less than one year.
(c) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs or spreads on shares traded on a principal basis.

LOOMIS SAYLES INVESTMENT TRUST
-----------------------------------------------------------------------------

 Core Fixed Income Fund                       Core Growth Fund
--------------------------          -----------------------------------------
 1997             1996+            1997             1996            1995++
-------           ------          -------          -------          -------
$ 10.14           $10.00          $ 11.48          $ 10.02           $10.00
-------           ------          -------          -------           ------

   0.39             0.40             0.10             0.10             0.02
   0.55             0.13             1.68             1.47             0.02
-------           ------          -------          -------           ------
   0.94             0.53             1.78             1.57             0.04
-------           ------          -------          -------           ------

  (0.39)           (0.39)           (0.10)           (0.11)           (0.02)
  (0.03)            0.00            (0.90)            0.00             0.00
-------           ------          -------          -------           ------
  (0.42)           (0.39)           (1.00)           (0.11)           (0.02)
-------           ------          -------          -------           ------
$ 10.66           $10.14          $ 12.26          $ 11.48           $10.02
=======           ======          =======          =======           ======
    9.2              5.3             15.7             15.6              0.4
$16,110           $6,271          $38,544          $21,906           $7,609

   0.65             0.65             0.65             0.65             0.65

   6.34             6.21             0.87             1.10             1.36
   59.4             33.8            108.8             96.5             22.4
   --               --            $0.0591          $0.0278             --

   1.80             1.46             0.89             0.89             1.43

 $ 0.32           $ 0.35           $ 0.07           $ 0.08           $ 0.01

  + Commencement of operations on April 24, 1996.
 ++ Commencement of operations on October 1, 1995.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS - continued
Year Ended December 31,
                                                                                 Fixed Income Fund
                                                                --------------------------------------------------
                                                                  1997                 1996                 1995*
                                                                --------              -------              -------
Net asset value, beginning of period .....................      $  12.08              $ 12.08              $ 10.00
                                                                --------              -------              -------
Income from investment operations -
  Net investment income (loss) ...........................          0.72                 0.91                 0.53
  Net realized and unrealized gain (loss) on investments .          0.89                 0.27                 2.21
                                                                --------              -------              -------
    Total from investment operations .....................          1.61                 1.18                 2.74
                                                                --------              -------              -------
Less distributions -
  Dividends from net investment income ...................         (0.75)               (0.90)               (0.52)
  Distributions from net realized capital gains ..........         (0.35)               (0.28)               (0.14)
                                                                --------              -------              -------
    Total distributions ..................................         (1.10)               (1.18)               (0.66)
                                                                --------              -------              -------
Net asset value, end of period ...........................      $  12.59              $ 12.08              $ 12.08
                                                                ========              =======              =======
Total return (%)(a)(c) ...................................          13.4                  9.8                 27.4
Net assets, end of period (000) ..........................      $173,048              $91,746              $58,332
Ratio of operating expenses to average net assets
  (%)(b)(d) ..............................................          0.65                 0.62                 0.75
Ratio of net investment income to average net assets
  (%)(b) .................................................          7.56                 7.97                 8.15
Portfolio turnover rate (%)(a) ...........................          41.3                 90.4                 76.0
The ratios of expenses to average net assets without
  giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements would
  have been (%)(b) .......................................          0.70                 0.62                 0.83
Without giving effect to the voluntary expense limitations
  described in Note 3 to the Financial Statements net
  investment income per share would have been: ...........       $  0.72              $  0.91              $  0.52

  * Commencement of operations on January 17, 1995.
  + Commencement of operations on June 5, 1996.
 ++ Commencement of operations on July 1, 1994.
(a) Periods less than one year are not annualized.
(b) Annualized for periods less than one year.
(c) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
(d) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.

LOOMIS SAYLES INVESTMENT TRUST
-------------------------------------------------------------------------------------------------------------------------------

             High Yield
          Fixed Income Fund                                          Investment Grade Fixed Income Fund
---------------------------------------           -----------------------------------------------------------------------------
         1997                   1996+                1997                  1996                  1995                  1994++
        -------                ------               -------               -------               -------                ------
        $ 10.16                $10.00               $ 11.81               $ 11.56               $  9.57                $10.00
        -------                ------               -------               -------               -------                ------

           0.70                  0.56                  0.83                  0.80                  0.75                  0.41

           0.20                  0.21                  0.37                  0.40                  2.05                 (0.43)
        -------                ------               -------               -------               -------                ------
           0.90                  0.77                  1.20                  1.20                  2.80                 (0.02)
        -------                ------               -------               -------               -------                ------

          (0.71)                (0.56)                (0.81)                (0.79)                (0.76)                (0.41)
          (0.31)                (0.05)                (0.14)                (0.16)                (0.05)                 0.00
        -------                ------               -------               -------               -------                ------
          (1.02)                (0.61)                (0.95)                (0.95)                (0.81)                (0.41)
        -------                ------               -------               -------               -------                ------
        $ 10.04                $10.16               $ 12.06               $ 11.81               $ 11.56                $ 9.57
        =======                ======               =======               =======               =======                ======
            8.8                   7.7                  10.6                  10.9                  30.3                  (0.3)
        $28,872                $3,100               $82,964               $51,752               $21,816                $4,649

           0.75                  0.75                  0.55                  0.55                  0.55                  0.55

           8.82                  9.42                  6.97                  7.27                  7.61                  8.18
           94.3                   9.1                  58.3                  73.8                  21.6                 112.0

           1.17                  2.73                  0.69                  0.70                  0.94                  1.55

         $ 0.67                $ 0.44                $ 0.81                $ 0.78                $ 0.71                $ 0.36

  + Commencement of operations on June 5, 1996.
 ++ Commencement of operations on July 1, 1994.

               See accompanying notes to financial statements.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
December 31, 1997



1. Loomis Sayles Investment Trust (the "Trust") consists of eight no-load mutual funds (the "Funds").

The Trust was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 23, 1993. The Trust is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), the interests in which were registered for offer and sale, effective March 7, 1997, under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

Each Fund is separately managed and has its own investment objective and policies. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of each fund.

The Trust consists of the following Funds:*
        Loomis Sayles California Tax-Free Income Fund
        Loomis Sayles Core Fixed Income Fund
        Loomis Sayles Core Growth Fund
        Loomis Sayles Fixed Income Fund
        Loomis Sayles High Yield Fixed Income Fund
        Loomis Sayles Intermediate Duration Fixed Income Fund**
        Loomis Sayles Investment Grade Fixed Income Fund

 * An additional series of the Trust has not been registered for offer and sale under the 1933 Act and the information contained in this report does not relate to that series.
** On January 28, 1998, Loomis Sayles Intermediate Duration Fixed Income Fund commenced investment operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Loomis Sayles Investment Trust Funds:

A. SECURITY VALUATION -- Long term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Municipal debt securities are valued by a pricing service, as approved by the Board of Trustees, which generally uses a computerized matrix system or dealer supplied quotations that consider market transactions for comparable securities. Equity securities for which quotations are readily available are valued at their last sale price on the exchange where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their fair values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS -- The Funds engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Funds take possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Funds to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Funds' holding period. The Funds, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the funds' policy that the market value of the collateral be at least equal to 102% of the repurchase price. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Funds may be delayed or limited.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each of the Funds (including those Funds that invest in foreign securities) are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains and losses from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, sales and maturities of forward foreign currency contracts, and the difference between the amounts of daily interest accruals on the books of the Funds and the amounts actually received resulting from changes in exchange rates on the payable date.

Certain Funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund that may invest in foreign securities may enter into forward foreign currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect the value of specific portfolio positions or in anticipation of changes in relative values of currencies in which current or future fund portfolio holdings will be denominated.

Forward currency contracts are valued at the forward currency exchange rate and marked-to-market daily. The change in market value is recorded as unrealized appreciation (depreciation) on foreign currency transactions in the Funds' Statements of Assets and Liabilities. Realized gains (losses) at the close of a contract are recorded as realized gain (loss) on foreign currency transactions in the Funds' Statements of Operations.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying price of the Fund's investment securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 1997 there were no open forward foreign exchange contracts.

E. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES -- Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. Discounts on zero coupon bonds, original issues, step bonds and payment in kind bonds are accreted according to the effective interest method. Interest income on the California Tax-Free Income Fund is reduced by the amortization of premium. Premiums are amortized using the yield to maturity method. In determining net gain or loss on securities sold, the cost of securities are determined on the identified cost basis.

Most expenses of the Trust are directly attributed to a particular fund. Expenses which cannot be directly attributed are apportioned between funds in the Trust.

F. WHEN-ISSUED SECURITIES -- Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments. At December 31, 1997, the Funds had no such commitments.

G. FEDERAL INCOME TAXES -- Each Fund is a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The California Tax-Free Income and the Investment Grade Fixed Income Funds pay their net investment income monthly. The Core Fixed Income, Core Growth, Fixed Income and High Yield Fixed Income Funds pay their net investment income to shareholders annually. Distributions from net realized capital gains, if any, are declared and paid on an annual basis by all of the Funds. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing treatments for foreign currency transactions, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods.

I. ORGANIZATION EXPENSE -- In 1996, costs approximating $11,970 were incurred in connection with the organization of the Core Fixed Income Fund. These costs were paid by the Fund and are being amortized over 60 months.

2. PURCHASES AND SALES OF SECURITIES -- (excluding short-term investments) for each Fund for the period ended December 31, 1997 were as follows:

                                                        Purchases
                                           ------------------------------------
                                           U.S. Government            Other
                                           ---------------            -----

California Tax-Free Income Fund .........    $   505,000          $ 6,306,089
Core Fixed Income Fund ..................     10,721,310            3,717,433
Core Growth Fund ........................              0           45,961,159
Fixed Income Fund .......................     24,318,333           85,809,650
High Yield Fixed Income Fund ............      4,270,781           38,562,399
Investment Grade Fixed Income Fund ......     13,516,284           48,064,541

                                                          Sales
                                           --------------------------------
                                           U.S. Government            Other
                                           ---------------            -----

California Tax-Free Income Fund .........    $   500,000          $ 2,995,474
Core Fixed Income Fund ..................      4,059,499            1,095,304
Core Growth Fund ........................              0           33,934,737
Fixed Income Fund .......................      8,152,157           38,822,502
High Yield Fixed Income Fund ............      4,201,031           14,087,944
Investment Grade Fixed Income Fund ......     14,512,471           20,233,505

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES -- During the period ended December 31, 1997, the Funds incurred management fees payable to Loomis Sayles. Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles' general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is indirectly owned by Metropolitan Life Insurance Company. Separate management agreements for each Fund in effect during the period ended December 31, 1997 provided for fees at the following annual percentage rate of each Fund's average daily net assets:

                    Fund                           Annual Percentage Rate
                    ----                           ----------------------

California Tax-Free Income Fund .............               0.50%
Core Fixed Income Fund ......................               0.50%
Core Growth Fund ............................               0.50%
Fixed Income Fund ...........................               0.50%
High Yield Fixed Income Fund ................               0.60%
Investment Grade Fixed Income Fund ..........               0.40%

Loomis Sayles voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Funds to the following percentage rate of each of the Fund's average annual net assets:

                                                       Amount         Fund
                                                      Waived/      Percentage
             Fund                                    Reimbursed       Rate
             ----                                    ----------       ----

California Tax-Free Income Fund ..................    $117,260       0.65%
Core Fixed Income Fund ...........................     102,202       0.65%
Core Growth Fund .................................      78,709       0.65%
Fixed Income Fund ................................      60,854       0.65%
High Yield Fixed Income Fund .....................      88,172       0.75%
Investment Grade Fixed Income Fund ...............      85,697       0.55%

Loomis Sayles may change or terminate these voluntary agreements at any time, but the relevant prospectus would be supplemented at the time to describe the change.

A. OTHER EXPENSES -- Through May 31, 1997, Loomis Sayles performed certain administrative, accounting and other services for the Trust. For the period ended May 31, 1997, these expenses amounted to $39,429 for the six Loomis Sayles Investment Trust Funds and are shown separately in the financial statements as accounting and administrative fees. Effective June 1, 1997, the Trust contracted with State Street Bank and Trust Company ("State Street") to perform these services for the Trust.

B. TRUSTEES FEES AND EXPENSES -- The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Loomis Sayles, The New England or their affiliates. Each independent Trustee is compensated by the Trust at the rate of $10,000 per annum, plus travel expenses for each meeting attended. These expenses are allocated evenly among the Funds in the Trust.

4. RISKS: CREDIT -- The High Yield Fixed Income Funds will invest at least 65%, the Fixed Income may invest up to 35%, and the Investment Grade Fixed Income may invest up to 10% of its total net assets in securities offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These securities are regarded as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher-rated categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities.

5. CONCENTRATION -- The California Tax-Free Income Fund primarily invests in debt obligations issued by the State of California, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not concentrate its investments in the securities of issuers of a single state.

6.  FOREIGN SECURITIES -- Each Fund (except the California Tax-Free Income
Fund) may purchase securities of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those securities of comparable U.S. companies and the U.S. government.

    1997 U.S. TAX AND DISTRIBUTION INFORMATION TO SHAREHOLDERS (UNAUDITED)

A. CAPITAL GAINS DISTRIBUTIONS -- Pursuant to Internal Revenue Section 852(b), the distributions set forth below have been designated as capital gains distributions for the fiscal year ended December 31, 1997:

                                                      28% Rate      20% Rate
                                                    Gain Amount   Gain Amount
                                                    -----------   -----------

California Tax-Free Income Fund ..................   $   19,664     $ 17,287
Core Fixed Income Fund ...........................        8,734            0
Core Growth Fund .................................    1,034,703      693,667
Fixed Income Fund ................................    1,886,396      771,996
High Yield Fixed Income Fund .....................       83,515            0
Investment Grade Fixed Income Fund ...............      247,871      442,492

On August 5, 1997, the Taxpayer Relief Act (the "Act") of 1997 was enacted. Under the Act, the maximum capital gain rate for individuals on net gains from investment activities was reduced from 28% to 20% (10% for persons taxed at a 15% rate) depending on both the holding period of the investment and the date the investment was sold. Capital gains realized from transactions that do not meet the prescribed transition and holding period rules of the Act will continue to be taxed at a maximum rate of 28%.

B. CORPORATE DIVIDENDS RECEIVED DEDUCTION -- For the fiscal year ended December 31, 1997, 31. 99% of the ordinary dividends distributed by the Core Growth Fund, 3.83% by the Fixed Income Fund, 4.30% by the High Yield Fixed Income Fund, and 2.18% by the Investment Grade Fixed Income Fund, qualify for the dividends received deduction for corporate shareholders.

C. INCOME DERIVED FROM TREASURY OBLIGATIONS -- Of the ordinary dividends distributed during the fiscal year, the percentages as indicated below by Fund, by obligation type, was derived from U.S. government, or its agencies. Income earned on these obligations may be exempt from state income tax as applicable:


                                                              High   Investment
                             California                      Yield    Grade
                              Tax-Free  Core Fixed  Fixed     Fixed    Fixed
                               Income     Income    Income   Income   Income
                                Fund       Fund      Fund     Fund     Fund
                                ----       ----      ----     ----     ----
U.S Treasury Obligations (a) .  0.00%     25.21%     2.11%    0.20%    2.90%
Other Direct U.S.
  Government Obligations (b) .  0.00       0.00      0.00     0.00     0.00
Other Indirect U.S.
  Government Obligations (c) . 53.55      12.93      1.82     0.00     2.40
                               -----      -----      ----     ----     ----
Total U.S. Government Income . 53.55%     38.14%     3.93%    0.20%    5.30%

(a) Treasury obligations include bills, notes and bonds.
(b) Other Direct U.S. Government Obligations includes Federal Farm Credit and Federal Home Loan Banks.
(c) Other Indirect U.S. Government Obligations include Federal Home Loan Mortgage Corporation, Federal National Mortgage Corporation and Government National Mortgage Association.

D. EXEMPT INTEREST DIVIDENDS -- Of the dividends paid by the California Tax-Free Income Fund from net investment income for the taxable year ended December 31, 1997, 91.66% constituted exempt interest dividends for Federal income tax purposes.

LOOMIS SAYLES INVESTMENT TRUST
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustee of the
Loomis Sayles Investment Trust Funds:

    We have audited the accompanying statements of assets and liabilities of the Loomis Sayles Investment Trust Funds (consisting of the Loomis Sayles California Tax-Free Income Fund, Core Growth Fund, Core Fixed Income Fund, Fixed Income Fund, High Yield Fixed Income Fund, and Investment Grade Fixed Income Fund) (collectively, the "Funds"), including the schedules of portfolio investments, as of December 31, 1997 and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Investment Trust Funds as of December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                             COOPERS & LYBRAND L.L.P.
February 23, 1998
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=========================================================================
LOOMIS SAYLES INVESTMENT TRUST
=========================================================================


TRUSTEE
Timothy J. Hunt


OFFICERS

PRESIDENT
Daniel J. Fuss

EXECUTIVE VICE PRESIDENT                   TREASURER
Robert J. Blanding                         Mark W. Holland

VICE PRESIDENTS                            ASSISTANT TREASURER
William F. Camp                            Nicholas H. Palmerino
William J. Driscoll
Quentin P. Faulkner                        SECRETARY AND
Kathleen C. Gaffney                        COMPLIANCE OFFICER
Jeffrey L. Meade                           Sheila M. Barry
Robert K. Payne
Mari J. Sugahara                           ASSISTANT SECRETARIES
Anthony J. Wilkins                         Margaret W. Chambers
                                           Laurie M. Gallagher
                                           Bonnie S. Thompson

================================================================================
LOOMIS SAYLES INVESTMENT TRUST
================================================================================

For Information about:
  o  Establishing an account
  o  Account procedures and status
  o  Exchanges
  o  Shareholder services
Phone 888-226-9699 (toll free)

INVESTMENT ADVISER
Loomis Sayles & Company, L.P. o One Financial Center o Boston, MA 02111

TRANSFER AND DIVIDEND PAYING AGENT AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company o Boston, MA 02102

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P. o One Post Office Square o Boston, MA 02109

    This report has been prepared for the shareholders of the Funds and is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by an effective prospectus.